As filed with the Securities and Exchange Commission on April 15, 2004

Securities Act File No. 333-113433 Investment Company Act No. 811-6540

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	|X|
Post-Effective Amendment No.	|_|
(Check appropriate box or boxes)

MuniYield Insured Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800 (Area Code And Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address Of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn MuniYield Insured Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Name and Address of Agent for Service)

Copies to:
Frank P. Bruno, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019	Andrew J. Donohue, Esq. Fund Asset Management, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock ($0.10 par value)	5,600,000 shares	$16.09	$90,104,000	$11,417

(1)	Estimated solely for the purpose of calculating the filing fee.
(2)	Previously paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MUNIINSURED FUND, INC. P.O. BOX 9011 Princeton, New Jersey 08543-9011

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2004

TO THE HOLDERS OF COMMON STOCK OF MUNIINSURED FUND, INC.

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Meeting”) of MuniInsured Fund, Inc. (“MuniInsured”), a Maryland corporation, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, May 19, 2004 at 9:00 a.m. Eastern time for the following purposes:

(1) To elect three Directors of MuniInsured to serve until the 2007 Annual Meeting of Stockholders;

	(2) To approve or disapprove an Agreement and Plan of Reorganization contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniInsured by MuniYield Insured Fund, Inc. (“MuniYield Insured”), a Maryland corporation, in exchange solely for newly issued shares of common stock of MuniYield Insured (the “MuniYield Insured Common Stock”) that have an aggregate net asset value equal to the aggregate net asset value of the common stock of MuniInsured (the “MuniInsured Common Stock”) and (ii) the distribution by MuniInsured, on a proportionate basis, of MuniYield Insured Common Stock (plus cash in lieu of fractional shares) to the holders of MuniInsured Common Stock. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of MuniInsured under the laws of the State of Maryland and the termination of the registration of MuniInsured under the Investment Company Act of 1940, as amended; and

(3) To transact such other business as properly may come before the Meeting or any adjournment thereof.

Stockholders of MuniInsured are not entitled to appraisal rights in connection with Proposal 2.

The Board of Directors of MuniInsured has fixed the close of business on March 12, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniInsured.

If you have any questions regarding the enclosed proxy material, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-800-7593.

By Order of the Board of Directors,

PHILLIP S. GILLESPIE Secretary MuniInsured Fund, Inc.

 Plainsboro, New Jersey Dated: April 16, 2004

PROXY STATEMENT OF MUNIINSURED FUND, INC. FOR USE AT AN ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2004

PROSPECTUS OF MUNIYIELD INSURED FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (609) 282-2800

This Proxy Statement and Prospectus is furnished to you as a stockholder of MuniInsured Fund, Inc. (“MuniInsured”). An annual meeting of stockholders of MuniInsured will be held on May 19, 2004, (the “Meeting”) to consider the items listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of MuniInsured is requesting stockholders to submit a proxy to be used at the Meeting to vote the shares held by the stockholder submitting such proxy.

The proposals to be considered at the Meeting are:

(1) To elect three Directors of MuniInsured to serve until the 2007 Annual Meeting of Stockholders;

(2) To approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniInsured by MuniYield Insured Fund, Inc. (“MuniYield Insured”), a Maryland corporation, in exchange solely for newly issued shares of common stock of MuniYield Insured (“MuniYield Insured Common Stock”) and (ii) the distribution by MuniInsured, on a proportionate basis, of MuniYield Insured Common Stock (plus cash in lieu of fractional shares) to the holders of common stock of MuniInsured (“MuniInsured Common Stock”). A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of MuniInsured under the laws of the State of Maryland and the termination of the registration of MuniInsured under the Investment Company Act of 1940, as amended; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

The transaction set forth in Proposal 2 above is referred to in this Proxy Statement and Prospectus as the “Reorganization.”

This Proxy Statement and Prospectus sets forth concise information about MuniYield Insured that a stockholder of MuniInsured should know before considering the Reorganization and should be retained for future reference. MuniInsured has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

 The Board of Directors of MuniInsured has fixed the close of business on March 12, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, MuniInsured had 8,083,214 shares of common stock outstanding.

(continued on the following page)

The Securities And Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus serves as a prospectus of MuniYield Insured in connection with the issuance of the MuniYield Insured Common Stock as part of the Reorganization.

 MuniYield Insured and MuniInsured are sometimes referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund” or the “Pro Forma MuniYield Insured Combined Fund”.

In the Reorganization, MuniYield Insured will acquire substantially all of the assets and assume substantially all of the liabilities of MuniInsured solely in exchange for newly issued shares of MuniYield Insured Common Stock with a par value of $.10 per share. MuniInsured will distribute the MuniYield Insured Common Stock (plus cash in lieu of fractional shares) to holders of MuniInsured Common Stock and will then liquidate and dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). MuniYield Insured will continue to operate as a registered closed-end investment company with the investment objective and investment policies described in this Proxy Statement and Prospectus.

 In the Reorganization, MuniYield Insured will issue shares of its common stock to MuniInsured based on the net asset value of the assets transferred by MuniInsured to MuniYield Insured. These shares (plus cash in lieu of any fractional shares) will then be distributed by MuniInsured to its stockholders based on the net asset value of the shares held by each stockholder just prior to the Reorganization. A holder of MuniInsured Common Stock will receive MuniYield Insured Common Stock (plus cash in lieu of fractional shares). All references to the MuniInsured Common Stock will include shares of common stock representing Dividend Reinvestment Plan shares held in the book deposit accounts of holders of MuniInsured Common Stock.

MuniYield Insured Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MYI.” MuniInsured Common Stock is listed on the American Stock Exchange (the “AMEX”) under the symbol “MIF.” Subsequent to the Reorganization, shares of MuniYield Insured Common Stock will continue to be listed on the NYSE under the symbol “MYI.” Reports, proxy materials, the Statement of Additional Information relating to this Proxy Statement and Prospectus, dated April 16, 2004 (the “Statement of Additional Information”) and other information concerning MuniYield Insured and MuniInsured may be inspected at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Call (202) 942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC. Such information concerning MuniYield Insured may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. Such information concerning MuniInsured may also be inspected at the offices of the AMEX at 9801 Washington Boulevard, Gaithersburg, Maryland 20878. The Statement of Additional Information is incorporated by reference into this Proxy Statement and Prospectus.

The address of the principal executive office of MuniYield Insured and MuniInsured is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION

This Proxy Statement and Prospectus is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of MuniInsured for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, May 19, 2004 at 9:00 a.m. Eastern time. The mailing address for MuniInsured is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is April 22, 2004.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of MuniInsured at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of Directors and “FOR” the proposal to approve the Agreement and Plan.

With respect to Item 1, assuming a quorum is present at the Meeting, election of the three Directors to serve until the 2007 Annual Meeting of Stockholders will require the affirmative vote of the holders of a plurality of the votes cast by MuniInsured’s stockholders at the Meeting, voting in person or by proxy. “Plurality of the votes” means a candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. With respect to Item 2, assuming a quorum is present at the Meeting, approval of the Agreement and Plan will require the affirmative vote of a majority of the outstanding shares of MuniInsured Common Stock, voting in person or by proxy.

The Board of Directors of MuniInsured has fixed the close of business on March 12, 2004 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, MuniInsured had 8,083,214 shares of Common Stock outstanding. To the knowledge of the management of MuniInsured, no person owned beneficially or of record 5% or more of the outstanding shares of common stock of MuniInsured as of the Record Date.

The Board of Directors of MuniInsured knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS OF MUNIINSURED

At the Meeting, Class III Directors of MuniInsured will be elected to serve until the expiration of their term and until their successors have been duly elected and qualified or until their earlier resignation or removal. If the stockholders of MuniInsured do not approve the Agreement and Plan as described herein, then the Board of MuniInsured, including the Class III Directors elected at the Meeting, will continue to serve as the Board of MuniInsured. If the stockholders of MuniInsured approve the Agreement and Plan as described herein, and the Reorganization is consummated, the stockholders of MuniInsured will become stockholders of MuniYield Insured. The same individuals serve as Directors of MuniYield Insured. The Board of MuniYield Insured is not divided into classes and all Directors of MuniYield Insured stand for election each year. The Board is responsible for the overall supervision of the operations of the Fund and will be responsible for the overall supervision of the Combined Fund if the Reorganization is consummated.

Pursuant to the Articles of Incorporation of MuniInsured, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Director elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified or until their earlier resignation or removal.

It is intended that all properly executed proxies of the holders of MuniInsured Common Stock, voting together as a single class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” Herbert I. London, André F. Perold and Robert S. Salomon, Jr. as Class III Directors to serve until the 2007 Annual Meeting.

Certain biographical and other information relating to the nominees and the other Directors of MuniInsured is set forth in Exhibit I to this Proxy Statement and Prospectus. As of the Record Date, the Directors owned no shares of MuniInsured Common Stock. The Board of MuniInsured knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of MuniInsured may recommend.

Committees of the Board of Directors

MuniInsured maintains two standing board committees, the Audit Committee and the Nominating Committee, each consisting of all the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act and who are “independent” as defined in the listing standards of the AMEX (the “non-interested Directors”). Currently, Ms. Ramo and Messrs. Bodurtha, Grills, London, Perold, Salomon and Swensrud are members of MuniInsured’s Audit Committee and Nominating Committee.

Audit Committee

The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Audit Committee has retained independent legal counsel to assist it in connection with these duties.

MuniInsured adopted a revised Audit Committee Charter (the “Audit Charter”) at a meeting held on November 21, 2003. A copy of the Audit Charter is attached as Exhibit V to this Proxy Statement and Prospectus. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), MuniInsured’s independent auditors, and (b) discussed with D&T certain matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has considered whether the provision of non-audit services by D&T is compatible with maintaining the independence of those auditors.

At its meeting held on November 21, 2003, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in MuniInsured’s Annual Report, the Audit Committee would have been notified by Fund management or D&T. The Audit Committee received no such notifications. The Audit Committee recommended to the Board that the Fund’s audited financial statements should be included in the Fund’s Annual Report to Stockholders for the fiscal year ended September 30, 2003.

Nominating Committee

The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of MuniInsured and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of MuniInsured’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of MuniInsured and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates all nominees using the same standard. MuniInsured adopted a charter of the Nominating Committee on February 18, 2004, a copy of which is attached hereto as Exhibit VI.

In identifying and evaluating a potential nominee to serve as an independent Director of MuniInsured, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might

2

impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the AMEX; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of MuniInsured; and (vii) whether the selection and nomination of the person is consistent with MuniInsured’s retirement policy.

Committee and Board Meetings

During MuniInsured’s most recently completed fiscal year, the Fund held four Board meetings and four Audit Committee meetings. Each of the Directors then in office attended at least 75% of the aggregate total number of meetings of the Board held during the fiscal year and, if a member, the total number of meetings of the Audit Committee held during the period for which he or she served. The Nominating Committee is newly formed and did not meet during the Fund’s fiscal year ended September 30, 2003.

Stockholder Communications

Stockholders may send written communications to MuniInsured’s Board of Directors or to an individual Director by mailing such correspondence to the Director at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will be forwarded to the entire Board or to the individual Director, as appropriate. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information-Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

MuniInsured has no formal policy regarding Director attendance at stockholder meetings. None of MuniInsured’s Directors attended the Fund’s 2003 Annual Meeting.

Independent Auditors’ Fees

The SEC’s auditor independence rules require the Audit Committee of MuniInsured to pre-approve (a) all audit and permissible non-audit services provided by MuniInsured’s independent accountants directly to MuniInsured and (b) those permissible non-audit services provided by MuniInsured’s independent accountants to the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to MuniInsured (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of MuniInsured.

The first two tables below set forth for MuniInsured, for its two most recent fiscal years, the fees billed by its independent accountants for (a) all audit and non-audit services provided directly to MuniInsured and (b) those non-audit services provided to MuniInsured’s Affiliated Service Providers that relate directly to MuniInsured’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:
•	Audit Fees are for the audit of MuniInsured’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

MuniInsured also is required to disclose the total non-audit fees paid to its independent accountants, for services rendered to MuniInsured and its Affiliated Service Providers, regardless of whether those fees were pre-approved by the Audit Committee.

The fiscal year end for MuniInsured is September 30.

3

Fees for audit and non-audit services provided directly to MuniInsured by D&T:
Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
2003	2002	2003	2002	2003*	2002*	2003	2002
$23,000	$33,100	$0	$0	$4,800	$4,700	$0	$0

*	Primarily related to tax compliance services associated with reviewing MuniInsured’s tax returns.

Fees for non-audit services provided to MuniInsured’s Affiliated Service Providers by D&T for which pre-approval by the Audit Committee was required:

Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2003*	2003*	2003*
$485,000**	$4,800	$56,140***

*	Information is provided only for the 2003 fiscal year because the rules regarding pre-approval by the Audit Committee of services provided to Affiliated Service Providers were not in effect during the 2002 fiscal year of MuniInsured.
**	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.
***	Primarily associated with project management of non-financial service systems implementation.

Aggregate non-audit fees for services provided to MuniInsured and its Affiliated Service Providers by D&T, regardless of whether pre-approval by the Audit Committee was required.

Aggregate Non-Audit Fees ($)
2003	2002
$18,695,237†	$17,016,858†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to tax compliance services associated with reviewing MuniInsured’s tax returns.

The Audit Committee has reviewed the non-audit services provided by D&T, MuniInsured’s independent accountants, to MuniInsured’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the accountants’ independence.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to MuniInsured on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to MuniInsured and those non-audit services provided to the MuniInsured’s Affiliated Service Providers that relate directly to the operations and financial reporting of MuniInsured. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to MuniInsured or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

Non-Audit services provided to MuniInsured’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of MuniInsured must be pre-approved by the Audit Committee of Merrill Lynch & Co., Inc. (“ML & Co.”) in addition to pre-approval by the Audit Committee.

The independent accountants annually will provide the Audit Committee with a detailed analysis of all fees received from ML & Co. and its affiliates.

4

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act, requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the AMEX. Officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on MuniInsured’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

MuniInsured considers Terry K. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is currently the President and a Director of MuniInsured and MuniYield Insured. See Exhibit I to this Joint Proxy Statement and Prospectus.

Compensation of Directors

FAM pays all compensation to all officers of MuniInsured and all Directors of MuniInsured who are affiliated with ML & Co. or its subsidiaries. MuniInsured pays fees to each non-interested Director for service to MuniInsured. Each non-interested Director receives an aggregate annual retainer of $125,000 for his or her services to registered investment companies advised by FAM, Merrill Lynch Investment Managers, L.P. (“MLIM”) or their affiliates (“MLIM/FAM-advised funds”), including the Fund. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $25,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on the relative net assets of each such fund.

The following table shows the compensation paid to the non-interested Directors of MuniInsured, including the Class III nominees, from the Fund for the fiscal year ended September 30, 2003, and the aggregate compensation paid to the non-interested Directors, including the Class III nominees, from all MLIM/FAM-advised funds, for the calendar year ended December 31, 2003.

Name	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds†
James H. Bodurtha*	$3,264	None	$183,219
Joe Grills*	$3,264	None	$182,219
Herbert I. London	$3,230	None	$163,219
André F. Perold	$3,230	None	$162,219
Roberta Cooper Ramo	$3,230	None	$163,219
Robert S. Salomon, Jr	$3,230	None	$163,219
Melvin R. Seiden**	$3,200	None	$ 0
Stephen B. Swensrud	$3,230	None	$168,219

†	For the number of MLIM/FAM-advised funds from which each Director receives compensation, see Exhibit I to this Proxy Statement and Prospectus.
*	Co-Chairman of the Audit Committee.
**	Mr. Seiden retired as a Director of the Fund and certain other MLIM/FAM-advised funds effective January 1, 2003.

5

Officers of MuniInsured

Information regarding the officers of the Fund is set forth in Exhibit I to this Proxy Statement and Prospectus. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Share Ownership

Set forth in Exhibit I to this Joint Proxy Statement and Prospectus is the following information for each Director nominee: (i) the number of shares of the Fund owned; (ii) the aggregate dollar range of equity in the Fund such share ownership represents; and (iii) the aggregate dollar range of securities in all registered funds overseen by the Director nominee in the Merrill Lynch family of funds. As of the Record Date, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities of ML & Co.

As of the Record Date, the Directors and officers of MuniInsured as a group owned an aggregate of less than 1% of MuniInsured Common Stock outstanding at such date. At such date, Mr. Glenn, President and a Director of MuniInsured, and the other officers of MuniInsured, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of MuniInsured recommends that shareholders vote “FOR” the election of the Class III Director nominees.

ITEM 2: THE REORGANIZATION
SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit II.

The Reorganization

Pursuant to the Reorganization, MuniYield Insured will acquire substantially all of the assets and assume substantially all of the liabilities of MuniInsured solely in exchange for newly issued shares of MuniYield Insured Common Stock. MuniInsured will distribute the MuniYield Insured Common Stock (plus cash in lieu of fractional shares) on a proportionate basis to holders of MuniInsured Common Stock and will then liquidate and dissolve under Maryland law and terminate its registration under the Investment Company Act.

What Will Be the Results of the Reorganization?

If the Agreement and Plan is approved and the Reorganization is completed:
•	MuniYield Insured will acquire substantially all of the assets and assume substantially all of the liabilities of MuniInsured;
•	Stockholders of MuniInsured will become stockholders of MuniYield Insured;
•	Stockholders of MuniInsured will receive full shares of MuniYield Insured Common Stock (plus cash in lieu of fractional shares) with an aggregate net asset value equal to the aggregate net asset value of the shares of MuniInsured Common Stock owned by such stockholders immediately prior to the Reorganization.

The Reorganization will be structured as a tax-free transaction for Federal tax purposes. Neither MuniInsured nor the stockholders of MuniInsured will recognize gain or loss in the Reorganization (except to the extent that a holder of MuniInsured Common Stock receives cash representing an interest in fractional shares of MuniYield Insured Common Stock). Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Following the Reorganization, the Directors of MuniInsured will take action to deregister MuniInsured under the Investment Company Act and to dissolve MuniInsured under Maryland law.

6

What are the Reasons for the Reorganization?

The Board of Directors of MuniInsured has determined that the Fund’s common stockholders are likely to benefit from the Reorganization. In addition, the Directors have determined that, with respect to net asset value, the interests of existing stockholders of MuniInsured will not be diluted as a result of the Reorganization. The Directors believe that the Reorganization is in the best interests of MuniInsured and its stockholders.

In reaching its decision, the Board considered a number of factors including the following:
•	After the Reorganization, MuniInsured’s stockholders will remain invested in a closed-end fund with an investment objective and policies that are substantially similar to MuniInsured’s current investment objective and policies;
•	After the Reorganization, stockholders of MuniInsured will become invested in a fund that can use leverage by issuing Auction Market Preferred Stock (“AMPS”) to seek to enhance the yield to common stockholders. The use of leverage results in certain additional costs to common stockholders that do not currently apply to stockholders of MuniInsured, which does not issue AMPS, and also increases the risk of volatility in yield, net asset value and market price for common stockholders. However, the Board of Directors of MuniInsured determined that the benefits of having the flexibility to seek to increase yield by using leverage outweighed these additional costs and the risks of using leverage.
•	After the Reorganization, MuniInsured’s stockholders will be invested in a fund with substantially greater net assets; and
•	After the Reorganization, the per share operating expenses the common stock of the Combined Fund, excluding the additional expenses that result from the AMPS, are expected to be lower than the current per share operating expenses of the common stock of MuniInsured, which is not leveraged and is, therefore, not subject to any additional expenses that apply to AMPS. Although the total operating expenses of the common stock of the Combined Fund, including the additional expenses that result from the Combined Fund’s AMPS, are expected to be higher than MuniInsured’s current total operating expenses, the Directors of MuniInsured determined that the potential benefits to common stockholders of the Combined Fund from the ability to issue AMPS to seek to enhance yield outweighed the potentially higher overall operating expense ratio.

The Directors of MuniYield Insured also determined that the Reorganization would benefit the common stockholders of MuniYield Insured and that, with respect to net asset value, the interests of existing stockholders of MuniYield Insured would not be diluted as a result of the Reorganization. The Directors of MuniYield Insured further determined that, although the Reorganization is not expected to directly benefit the holders of shares of any series of AMPS of MuniYield Insured, the Reorganization will not adversely affect the holders of shares of any series of AMPS of MuniYield Insured. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of MuniYield Insured.

The Directors of MuniInsured and MuniYield Insured unanimously approved the Reorganization at meetings held on November 21, 2003 and recommend that you vote to approve the Agreement and Plan.

See “Pro Forma Fee Table” below and “Agreement and Plan of Reorganization—Potential Benefits to Holders of Common Stock of the Funds as a Result of the Reorganization.”

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, however, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interest of the stockholders of that Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of MuniInsured, at any time prior to the Closing Date (as defined below), (i) by mutual consent of the Boards of Directors of the Funds or (ii) by the Board of Directors of either Fund, if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Directors. The Fund’s Boards may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the stockholders of MuniInsured.

7

Fee Table for Common Stock of MuniYield Insured, MuniInsured and the Pro Forma MuniYield Insured Combined Fund as of October 31, 2003 (unaudited)(a)

The following Pro Forma Fee Table illustrates, assuming the Reorganization had taken place on October 31, 2003, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Pro Forma MuniYield Insured Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.

	Actual				Pro Forma
	MuniInsured		MuniYield Insured		MuniYield Insured Combined Fund
Common Stockholder Transaction Expenses Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Stock	None	(b)	None	(b)	None	(c)
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Expenses (as a percentage of average net assets attributable to Common Stock:(d)
Investment Advisory Fees(e)	0.50%		0.73%		0.71%
Interest Payments on Borrowed Funds	None		None		None
Other Expenses	0.29%		0.22%		0.21%

Total Annual Expenses	0.79%	(f)	0.95%	(f)(g)	0.92%	(f)(g)


(a)	No information is presented with respect to AMPS because no Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.
(b)	Shares of common stock purchased in the secondary market may be subject to brokerage commission or other charges.
(c)	No sales load will be charged on the issuance of shares in the Reorganization. Shares of common stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(d)	The pro forma annual expenses for the Pro Forma MuniYield Insured Combined Fund are projections for a 12-month period.
(e)	Based on average net assets of each Fund and the Pro Forma MuniYield Insured Combined Fund (excluding assets attributable to AMPS, if any). If assets attributable to AMPS, if any, are included, the Investment Advisory Fee for each Fund and the Pro Forma MuniYield Insured Combined Fund would be 0.50%.
(f)	If assets attributable to AMPS of MuniYield Insured are included, the Total Annual Expenses (excluding any fee waiver) for MuniInsured, MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund would be 0.79%, 0.65%, 0.64%, respectively. The ratios shown in the table are based on approximate average net assets as of October 31, 2003 of each Fund and the Pro Forma MuniYield Insured Combined Fund (excluding assets attributable to AMPS, if any).
(g)	The Investment Adviser may waive a portion of the Fund’s investment advisory fee in connection with the Fund’s investment in an affiliated money market fund. After taking into account this waiver, the Total Annual Expenses for MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund excluding assets attributable to AMPS are 0.94% and 0.91%, respectively, and including assets attributable to AMPS are 0.64% and 0.64%, respectively.

8

The foregoing Fee Table and the Examples below are intended to assist investors in understanding the costs and expenses that a stockholder of each Fund will directly or indirectly bear as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

EXAMPLES:

These examples assume that a stockholder invests $1,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The figures shown would be the same whether a stockholder sold shares at the end of a period or kept them. Although a stockholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

Cumulative Expenses Paid on Common Stock of each Fund and the Pro Forma MuniYield Insured Combined Fund for the Periods Indicated

	1 Year	3 Years	5 Years	10 Years
MuniInsured	$ 8	$25	$44	$ 98
MuniYield Insured	$10	$30	$53	$117
Pro Forma MuniYield Insured Combined Fund(a)	$ 9	$29	$51	$113

(a)	Assumes that the Reorganization took place on October 31, 2003.

The Examples set forth above assume that shares of Common Stock were purchased in the initial offerings and that all dividends and distributions were reinvested and uses a 5% annual rate of return as mandated by the regulations of the SEC. The Examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization—Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization.”

MuniYield Insured	MuniYield Insured was incorporated under the laws of the State of Maryland on January 13, 1992 and commenced operations on March 27, 1992.

MuniYield Insured has outstanding shares of Common Stock and seven series of AMPS, designated Series A, Series B, Series C, Series D, Series E, Series F and Series G. As of April 1, 2004, MuniYield Insured had net assets (including assets attributable to all series of MuniYield Insured AMPS) of approximately $1.4 billion.

MuniInsured	MuniInsured was incorporated under the laws of the State of Maryland on July 7, 1987 and commenced operations on October 26, 1987.

MuniInsured has outstanding shares of Common Stock. As of April 1, 2004, MuniInsured had net assets of $80.2 million.

Comparison of the Funds	Investment Objectives. Each Fund is a non-diversified, closed end management investment company. The investment objectives of MuniYield Insured and MuniInsured are substantially similar. Each Fund seeks to provide stockholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

Investment Strategies. The investment strategies used by each Fund are substantially similar. Each Fund seeks to achieve its investment objective by investing primarily in municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin

9

Islands and Guam, that pay interest exempt, in the opinion of bond counsel to the issuer, from Federal income tax (“Municipal Bonds”). Each Fund invests at least 80% of its assets in Municipal Bonds and each Fund also invests at least 80% of its assets in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund invests primarily in long-term, investment grade Municipal Bonds.

As of April 1, 2004, the weighted average maturities of the portfolios of MuniYield Insured and MuniInsured were approximately 20.84 years and 21.39 years, respectively. The average maturity of each Fund’s portfolio securities, and, therefore, each Fund’s portfolio as a whole, will vary from time to time based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds—Investment Objectives and Policies.”

Main Difference in Investment Strategy. The main difference in investment strategy between the Funds is that MuniYield Insured uses leverage through the issuance of AMPS to seek to enhance the yield to holders of common stock. MuniInsured does not use leverage through the issuance of AMPS. See “Use of Leverage by MuniYield Insured” and “Risk Factors and Special Considerations—Leverage.”

Capital Stock. As set forth above, each Fund has outstanding Common Stock. MuniYield Insured also has outstanding AMPS. The Common Stock of MuniInsured is traded on the AMEX. The Common Stock of MuniYield Insured is traded on the NYSE. As of April 1, 2004, (i) the net asset value per share of MuniInsured Common Stock was $9.92 and the market price per share was $9.75 and (ii) the net asset value per share of MuniYield Insured Common Stock was $15.73 and the market price per share was $15.29. The AMPS of MuniYield Insured have a liquidation preference of $25,000 per share and are sold principally at auction. See “Comparison of the Funds—Capital Stock.”

MuniYield Insured may issue AMPS representing up to approximately 35% of its total assets. Following the Reorganization, it is anticipated that the Combined Fund will be permitted to issue AMPS representing up to approximately 35% of its total assets.

Auctions are generally held every seven or 28 days for the AMPS of MuniYield Insured unless the Fund elects, subject to certain limitations, to have a special dividend period. See “Comparison of the Funds—Capital Stock.” The following table provides information about the dividend rates for each series of MuniYield Insured’s AMPS as of a recent auction date.

Auction Date	Series	Auction Schedule	Dividend Rate
March 10, 2004	A	28 day	0.90%
March 10, 2004	B	28 day	0.91%
March 10, 2004	C	28 day	0.78%
March 3, 2004	D	28 day	0.82%
March 24, 2004	E	7 day	0.95%
March 22, 2004	F	28 day	0.80%
March 22, 2004	G	7 day	0.85%

10

Use of Leverage by MuniYield Insured. MuniYield Insured may use leverage by issuing AMPS. AMPS are preferred stock that pay holders a fixed dividend rate that is set for each series of AMPS at an auction held every seven or twenty-eight days. Under normal market conditions, the income earned on MuniYield Insured’s portfolio should exceed the dividend rate the Fund must pay to holders of AMPS. Thus, MuniYield Insured’s use of AMPS should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged, although no assurance can be given that the use of AMPS will result in a higher yield or return to common stockholders of MuniYield Insured or the Combined Fund.

The use of leverage by MuniYield Insured creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund’s yield, its net asset value and the market price of its common stock. Leverage also creates the risk that the yield or return on shares of MuniYield Insured’s common stock will be reduced or eliminated to the extent the dividends paid on AMPS and other expenses of the AMPS exceed the yield or return earned by the Fund on its investments. Furthermore, since any decline in the value of the MuniYield Insured’s investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. No assurance can be given that MuniYield Insured will earn a higher yield or return on its investment portfolio than the then-current dividend rate (and any additional distribution) it pays on the AMPS. Under certain circumstances, when MuniYield Insured is required to allocate taxable income to holders of AMPS. The terms of such preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation.

Under certain conditions, the benefits of leverage to common stockholders will be reduced or eliminated and MuniYield Insured’s leveraged capital structure could result in a lower yield or return to common stockholders than if the Fund were not leveraged. In particular, during times of rising interest rates, the market value of MuniYield Insured’s portfolio investments and consequently, the net asset value of its shares, may decline. MuniYield Insured’s leveraging of its portfolio through the use of AMPS may accentuate the potential decline, since both the cost of issuing the preferred stock and any decline in the value of the portfolio investments (including investments purchased with the proceeds of the preferred stock) will be borne entirely by the holders of the common stock.

Portfolio Management. The investment adviser for each Fund is FAM. FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. William Bock serves as the portfolio manager for each Fund and, after the Reorganization, will serve as the portfolio manager for the Pro Forma MuniYield Insured Combined Fund. See “Comparison of the Funds—Management of the Funds.”

Advisory Fees. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. Both FAM and MLIM are owned and controlled by Merrill Lynch & Co., Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including MLIM, act as investment adviser for over 50 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts. See “Comparison of the Funds—Management of the Funds.”

11

Pursuant to an investment advisory agreement between FAM and MuniYield Insured, MuniYield Insured pays FAM a monthly fee at the annual rate of 0.50% of the Fund’s average weekly net assets, including proceeds received from the issuance of AMPS (resulting in an effective management fee to common stockholders of approximately 0.73%). Pursuant to an investment advisory agreement between FAM and MuniInsured, MuniInsured pays FAM a monthly fee at the annual rate of 0.50% of the Fund’s average weekly net assets. After the Reorganization, the Pro Forma MuniYield Insured Combined Fund will pay FAM a monthly fee at the annual rate of 0.50% of the Fund’s average weekly net assets, including proceeds received from the issuance of AMPS (resulting in an effective management fee to common stockholders of approximately 0.71%). Solely as a result of leverage through the issuance of AMPS, the effective management fee rate for MuniInsured common stockholders will increase from 0.50% to 0.71% after the Reorganization although the contractual management fee will remain the same. MuniInsured stockholders, however, will potentially benefit from the Pro Forma MuniYield Insured Combined Fund’s use of leverage. See “Comparison of the Funds—Management of the Funds.”

Other Significant Fees. The custodian for each Fund is State Street Bank and Trust Company (“State Street”). The transfer agent, dividend disbursing agent and registrar for the Common Stock of each Fund is EquiServe Trust Company, I.A. (“EquiServe”). The Bank of New York (“BONY”) is the transfer agent, dividend disbursing agent, registrar and auction agent for the AMPS of MuniYield Insured (in such capacity, the “Auction Agent”).

Equiserve, BONY and State Street each receive fees for providing these services and will continue to provide these services to the Pro Forma MuniYield Insured Combined Fund.

Overall Annual Expense Ratio. MuniInsured is an unleveraged fund that issues only common stock. Because MuniInsured does not issue AMPS, it is not subject to the additional costs and expenses associated with AMPS. MuniYield Insured, however, is a leveraged fund that issues both common stock and AMPS and does incur the additional costs and expenses associated with AMPS. The Pro Forma MuniYield Insured Combined Fund also will be a leveraged fund that issues both common stock and AMPS and will also incur the additional costs and expenses associated with AMPS.

The tables below compare the total operating expense ratio of the common stock of MuniInsured and MuniYield Insured, and the expected total operating expense ratio of the common stock of the Pro Forma MuniYield Insured Combined Fund. The first table includes the additional costs and expenses associated with the AMPS of MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund; therefore, the total operating expense ratio of the common stock of both MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund is higher than that of the common stock of MuniInsured, which does not incur these additional costs. The second table excludes the additional costs and expenses associated with the AMPS of MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund; therefore, the total operating expense ratio of the common stock of both MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund is lower than that of the common stock of MuniInsured.

12

The table below sets forth (i) the total annualized operating expense ratio for MuniInsured, MuniYield Insured (excluding any advisory fee waivers and/or expense reimbursements) and the Pro Forma MuniYield Insured Combined Fund (excluding any advisory fee waivers and/or expense reimbursements) based on their respective average net assets (including assets attributable to MuniYield Insured’s AMPS) as of October 31, 2003.

	Approximate Average Net Assets (Excluding Assets Attributable to AMPS) as of October 31, 2003	Total Annualized Operating Expense Ratio
MuniInsured	$79.6 million	0.79%
MuniYield Insured	$952.3 million	0.95	%*
Pro Forma MuniYield Insured Combined Fund	$1.0 billion	0.92	%*

*

Including the fee waivers and/or expense reimbursements, the total annualized operating expense ratio for MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund would have been 0.94% and 0.91%, respectively.

The table below sets forth the total annualized operating expense ratio for MuniInsured, MuniYield Insured (excluding any advisory fee waivers and/or expense reimbursements) and the Pro Forma MuniYield Insured Combined Fund (excluding any advisory fee waivers and/or expense reimbursements) based on their respective average net assets (including assets attributable to MuniYield Insured’s AMPS) as of October 31, 2003.

	Approximate Average Net Assets (Excluding Assets Attributable to AMPS) as of October 31, 2003	Total Annualized Operating Expense Ratio
MuniInsured	$79.6 million	0.79%
MuniYield Insured	$1.4 billion	0.65	%*
Pro Forma MuniYield Insured Combined Fund	$1.5 billion	0.64	%*

*	Including the fee waivers and/or expense reimbursements, the total annualized operating expense ratio for MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund would have been 0.64% and 0.64%, respectively.

As noted above, because of the additional costs and expenses of the AMPS, the total operating expenses of the common stock of the Pro Forma MuniYield Insured Combined Fund are expected to be higher than the current total operating expenses of MuniInsured’s common stock. However, the Directors of MuniInsured determined that the potential benefits to common stockholders of the Combined Fund from the ability to issue AMPS to seek to enhance yield outweighed this potentially higher overall operating expense ratio.

Purchases and Sales of Common Stock and AMPS. Purchase and sale procedures for the common stock of each Fund are substantially similar.

Investors typically purchase and sell shares of common stock of each Fund through a registered broker-dealer on the NYSE (for MuniYield Insured) or AMEX (for MuniInsured), thereby incurring a brokerage commission set by such broker-dealer. Alternatively, investors may purchase or sell shares of common stock of the Funds through privately negotiated transactions with existing stockholders.

13

MuniYield Insured AMPS generally are purchased and sold at separate auctions conducted on a regular basis by the Auction Agent. Unless otherwise permitted by the Fund, existing and potential holders of AMPS may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, no assurance can be given that the market will provide holders with a liquid trading market for the AMPS of MuniYield Insured.

Ratings of AMPS. The AMPS of MuniYield Insured have been assigned a rating of AAA from Standard & Poor’s (“S&P”) and Aaa from Moody’s Investors Service, Inc. (“Moody’s”). See “Comparison of the Funds—Rating Agency Guidelines.”

Portfolio Insurance. Under normal circumstances, each Fund invests at least 80% of its net assets (including borrowings, if any, for investment purposes) in Municipal Bonds either (i) insured under an insurance policy obtained by the issuer thereof or any other party or (ii) insured under an insurance policy purchased by the Fund. See “Comparison of the Funds—Investment Objectives and Policies—Portfolio Insurance.”

Ratings of Municipal Obligations. Each Fund will invest only in municipal obligations that at the time of purchase are considered investment grade. See Exhibit III—“Description of Bond Ratings.”

Portfolio Transactions. The portfolio transactions in which the Funds may engage and procedures for such transactions are similar. See “Comparison of the Funds— Portfolio Transactions.”

Dividends and Distributions. So long as any shares of MuniYield Insured’s AMPS or any other preferred stock are outstanding, holders of MuniYield Insured’s common stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions. Any dividends declared and payable on MuniYield Insured’s AMPS shall be paid in preference to and in priority over any dividends on the MuniYield Insured Common Stock. The methods of dividend payment and distributions with respect to common stock are substantially similar for each Fund. See “Comparison of the Funds-Dividends and Distributions.”

Net Asset Value. The net asset value per share of common stock of each Fund is determined as of the close of business (generally, 4:00 p.m., Eastern time) on the last business day of each week. Each Fund computes net asset value per share in the same manner. See “Comparison of the Funds—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of each Fund’s common stock are substantially similar. See “Comparison of the Funds—Capital Stock.”

14

Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund’s common stock. These plans are similar for both Funds. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

	Outstanding Securities of MuniInsured and
	MuniYield Insured as of April 1, 2004
	Title of Class	Number of Shares Authorized	Number of Shares Held by Fund for Its Own Account	Number of Shares Outstanding Exclusive of Amount Shown in Previous Column
	MuniInsured Common Stock	150,000,000	0	8,083,214
	MuniYield Insured Common Stock	199,982,400	0	62,099,095
	MuniYield Insured AMPS
	Series A	2,200	0	2,200
	Series B	2,200	0	2,200
	Series C	2,200	0	2,200
	Series D	2,200	0	2,200
	Series E	4,000	0	4,000
	Series F	2,400	0	2,400
	Series G	2,400	0	2,400

Tax Considerations	The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction, and no stockholder of MuniInsured will recognize gain or loss upon the exchange of his or her shares for shares of MuniYield Insured Common Stock in the Reorganization (except to the extent that exchanging common stockholders receive cash representing an interest in fractional shares of MuniYield Insured Common Stock in the Reorganization). Consummation of the Reorganization is subject to the receipt of such opinion of counsel. The Reorganization will not affect the status of MuniYield Insured as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization.” MuniInsured will liquidate and dissolve under the laws of the State of Maryland as part of the Reorganization.

15

RISK FACTORS AND SPECIAL CONSIDERATIONS

The investment objective and policies of each Fund are substantially the same. For this reason, the investment risks associated with an investment in MuniYield Insured are substantially similar to the investment risks associated with an investment in MuniInsured. Such risks include, without limitation, the risks associated with investing primarily in a portfolio of Municipal Bonds. These investment risks also will apply to an investment in the Combined Fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of common stock of either Fund.

The main difference in risk between the Funds is that MuniYield Insured uses leverage through the issuance of AMPS and is subject to the risks associated with leverage. MuniInsured does not issue AMPS and is not subject to leverage risk. See “Risk Factors and Special Considerations—Leverage.”

Municipal Bonds

Each Fund intends to invest primarily in a portfolio of Municipal Bonds. As a result, each Fund is subject to the risks associated with investments in Municipal Bonds. See “Comparison of the Funds—Description of Municipal Bonds.”

Interest Rate and Credit Risk

Each Fund invests primarily in long term Municipal Bonds that are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and generally decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in the credit rating of an issuer or the market’s perception of an issuer’s creditworthiness can also affect the value of a Fund’s investments in that issuer.

Trading Discount

Shares of closed-end funds, such as the Funds, frequently trade at a market price that is lower than their net asset value. This is commonly referred to as “trading at a discount.” Shares may also trade at a price that is higher than their net asset value (a “premium”). See “Comparison of the Funds—Financial Highlights.”

Non-Diversification

Each Fund is classified as a “non-diversified” investment company. This means that each Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since either Fund may invest a relatively high percentage of its assets in a limited number of issuers, each Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a fund that invests more widely. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

The Funds intend to invest in Municipal Bonds that are rated investment grade by S&P, Moody’s or Fitch Ratings (“Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics. See “Comparison of the Funds—Investment Objective and Policies.”

Private Activity Bonds

Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”). These bonds may subject certain investors in either Fund to a Federal alternative minimum tax. See “Comparison of the Funds—Description of Municipal Bonds.”

Portfolio Insurance

Each Fund currently is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. Following the Reorganization, the Combined Fund will continue to be subject to these guidelines. The Funds do not expect these guidelines to prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objectives and policies.

16

Leverage

Use of leverage, through the issuance of AMPS, involves certain risks to holders of common stock of MuniYield Insured and to holders of common stock of the Combined Fund after the Reorganization. For example, MuniYield Insured’s issuance of AMPS may result in higher volatility of the net asset value of its common stock and potentially more volatility in the market value of its common stock. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of common stock. Under certain circumstances when MuniYield Insured is required to allocate taxable income to holders of AMPS, it may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an “Additional Distribution”). Leverage will allow holders of MuniYield Insured’s common stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of MuniYield Insured’s net realized capital gains is generally payable to holders of the Fund’s common stock, the use of leverage will increase the amount of such gains distributed to holders of MuniYield Insured’s common stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which MuniYield Insured may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on MuniYield Insured’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on MuniYield Insured’s portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of MuniYield Insured’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of MuniYield Insured’s common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If MuniYield Insured is liquidated, holders of MuniYield Insured’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of common stock of the Fund.

In an extreme case, a decline in net asset value could affect MuniYield Insured’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect MuniYield Insured’s qualification as a RIC under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.” However, MuniYield Insured intends to take all measures necessary to make common stock dividend payments. If MuniYield Insured’s current investment income is ever insufficient to meet dividend payments on either its common stock or its AMPS, it may have to liquidate certain of its investments. In addition, MuniYield Insured has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:
•	if MuniYield Insured anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the common stock than the Fund can obtain if the common stock were not leveraged,
•	if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of MuniYield Insured’s portfolio investments or as a result of the repurchase of common stock in tender offers, or otherwise, or
•	in order to maintain the asset coverage established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments may reduce the net asset value of MuniYield Insured’s common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so. MuniYield Insured may issue AMPS representing up to approximately 35% of its total assets. Following the Reorganization, it is anticipated that the Combined Fund will be permitted to issue AMPS representing up to approximately 35% of its total assets.

17

As discussed under “Management of the Funds—Management and Advisory Arrangements,” during periods when MuniYield Insured (or, after the Reorganization, the Combined Fund) has preferred stock outstanding, the fees paid to FAM for the investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the Fund’s average daily net assets, including any proceeds from the issuance of preferred stock, plus the proceeds of any outstanding borrowings used for leverage.

MuniYield Insured currently has outstanding seven series of AMPS (each series paying dividends at a rate that is adjusted every seven or 28 days). Assuming that the AMPS represents approximately 29% of the Fund’s capital after the Reorganization at an annual weighted average dividend rate of 0.938% payable on such AMPS based on recent market rates, the annual return that MuniYield Insured’s portfolio must experience (net of expenses) in order to cover such dividend payments would be 0.27%.

The following table is designed to illustrate the effect of leverage on the return to a holder of common stock when AMPS represent approximately 29% of MuniYield Insured’s capital, assuming hypothetical annual returns on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and generally decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(14)%	(7)%	0%	7%	14%

Portfolio Management

The portfolio management strategies of the Funds are substantially similar. In addition, with respect to MuniYield Insured, in the event of an increase in short term or medium term rates or other change in market conditions to the point where MuniYield Insured’s leverage could adversely affect holders of common stock as noted above, or in anticipation of such changes, MuniYield Insured may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its common stock. MuniYield Insured also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, MuniYield Insured may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

Each Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax-exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax-exempt securities.

Options and Futures Transactions

Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so. The Funds cannot guarantee that any hedging strategies they use will work.

Antitakeover Provisions

The Articles of Incorporation of each Fund, as amended and supplemented (in each case, the “Charter”), and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

18

Ratings Considerations for AMPS

MuniYield Insured has received ratings on its AMPS of AAA from S&P and Aaa from Moody’s. In order to maintain these ratings, MuniYield Insured is required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act and may prohibit or limit the use by MuniYield Insured of certain portfolio management techniques or investments. MuniYield Insured does not anticipate that these guidelines will impede FAM from managing MuniYield Insured’s portfolio in accordance with its investment objective and policies. Ratings on the AMPS should not be confused with ratings on the portfolio securities held by MuniYield Insured.

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by MuniYield Insured and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock of MuniYield Insured has not been rated by a nationally recognized statistical rating organization (“NRSRO”).

The Board of Directors of MuniYield Insured, without stockholder approval, may amend, alter or repeal certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

19

COMPARISON OF THE FUNDS

Financial Highlights

MuniYield Insured

The Financial Highlights table is intended to help you understand MuniYield Insured’s financial performance for the periods shown. Certain information reflects financial results for a single MuniYield Insured share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of MuniYield Insured (assuming reinvestment of all dividends). The information has been audited by Ernst & Young LLP, whose report, along with MuniYield Insured’s financial statements, is included in the Annual Report, which accompanies this Proxy Statement and Prospectus. The following per share data and ratios have been derived from information provided in the financial statements.

	For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:	2003	2002	2001††	2000††	1999††	1998	1997	1996	1995	1994
Per Share Operating Performance
Net asset value, beginning of year	$15.15	$15.18	$14.16	$13.64	$16.28	$15.84	$15.52	$15.46	$13.85	$16.76
Investment income — net	1.08 ‡	1.07	1.08	1.09	1.10	1.15	1.15	1.18	1.20	1.20
Realized and unrealized gain (loss) an investments — net	.16	(.04)	1.05	.57	(2.14)	.62	.54	.15	1.66	(2.66)
Dividends and distributions to Preferred Stock shareholders:
Investment income — net	(.08)	(.11)	(.23)	(.29)	(.19)	—	—	—	—	—
Realized gain on investments — net	—	— †	—	—	— †	—	—	—	—	—
In excess of realized gain on investments — net	—	—	—	—	(.06)	—	—	—	—	—
Total from investment operations	1.16	.92	1.90	1.37	(1.29)	1.77	1.69	1.33	2.86	(1.46)
Less dividends and distributions to Common Stock shareholders:
Investment income — net	(.95)	(.95)	(.88)	(.85)	(.90)	(.88)	(.92)	(.91)	(.92)	(.98)
Realized gain on investments — net	—	— †	—	—	(.02)	(.16)	(.15)	(.09)	— ***	(.26)
In excess of realized gain on investments — net	—	—	—	—	(.43)	—	—	—	(.04)	—
Total dividends and distributions to Common Stock shareholders:	(.95)	(.95)	(.88)	(.85)	(1.35)	(1.04)	(1.07)	(1.00)	(.96)	(1.24)
Capital charge resulting from the issuance of Common Stock	—	—	—	—	—	—	(.01)	—	—	—
Effect of Preferred Stock activity††††
Dividends and distributions to Preferred Stock shareholders:
Investment income — net	—	—	—	—	—	(.21)	(.25)	(.24)	(.28)	(.17)
Realized gain on investments — net	—	—	—	—	—	(.08)	(.04)	(.03)	— ***	(.04)
In excess of realized gain on investments — net	—	—	—	—	—	—	—	—	(.01)	—
Total effect of Preferred Stock activity	—	—	—	—	—	(.29)	(.29)	(.27)	(.29)	(.21)
Net asset value, end of year	$15.36	$15.15	$15.18	$14.16	$13.64	$16.28	$15.84	$15.52	$15.46	$13.85
Market price per share, end of year	$14.51	$14.31	$15.06	$12.75	$12.875	$16.00	$14.8125	$14.00	$13.625	$11.625
Total Investment Return*
Based on market price per share	8.19%	1.42%	25.49%	5.94%	(12.04%)	15.55%	13.92%	10.30%	26.09%	(20.23%)
Based on net asset value per share	8.18%	6.52%	13.89%	11.06%	(8.42%)	9.95%	9.89%	7.76%	20.09%	(9.98%)
Ratios Based on Average Net Assets of Common Stock
Total expenses, net of reimbursement**	.94%	.97%	.98%	.99%	.94%	—	—	—	—	—
Total expenses**	.95%	.97%	.98%	.99%	.94%	—	—	—	—	—
Total investment income — net**	6.99%	7.16%	7.34%	7.92%	7.26%	—	—	—	—	—
Amount of dividends to Preferred Stock shareholders	.49%	.73%	1.59%	2.13%	1.27%	—	—	—	—	—
Investment income — net, to Common Stock shareholders	6.50%	6.43%	5.75%	5.79%	5.99%	—	—	—	—	—
Ratios Based on Average Net Assets of Common & Preferred Stock**
Total expenses, net of reimbursement	.64%	.66%	.66%	.65%	.64%	—	—	—	—	—
Total expenses	.65%	.66%	.66%	.65%	.64%	.63%	.63%	.64%	.65%	.66%
Total investment income — net	4.78%	4.86%	4.95%	5.22%	4.95%	4.94%	5.17%	5.22%	5.55%	5.35%
Ratios Based on Average Net Assets of Preferred Stock
Dividends to Preferred Stock shareholders	1.06%	1.53%	3.30%	4.11%	2.72%	—	—	—	—	—
Supplemental Data
Net assets applicable to Common Stock, end of year (in thousands)	$953,662	$940,852	$940,359	$877,390	$844,944	$998,819	$971,614	$701,473	$698,512	$625,630
Preferred Stock outstanding, end of year (in thousands)	$440,000	$440,000	$440,000	$440,000	$440,000	$440,000	$440,000	$320,000	$320,000	$320,000
Portfolio turnover	114.05%	97.34%	99.00%	107.11%	121.88%	112.78%	98.91%	100.49%	59.71%	45.71%
Leverage:
Asset coverage per $1,000	$3,167	$3,138	$3,137	$2,994	$2,920	$3,270	$3,208	$3,192	$3,183	$2,955
Dividends Per Share on Preferred Stock Outstanding†††
Series A - Investment income — net	$270	$364	$833	$1,051	$745	$676	$808	$832	$1,043	$1,184
Series B - Investment income — net	$273	$364	$842	$1,051	$675	$737	$813	$835	$1,043	$1,090
Series C - Investment income — net	$268	$360	$849	$1,063	$752	$673	$812	$841	$1,042	$1,278
Series D - Investment income — net	$247	$348	$825	$986	$637	$728	$789	$865	$950	$1,144
Series E - Investment income — net	$240	$352	$790	$1,048	$640	$726	$797	$842	$933	$1,282
Series F - Investment income — net	$274	$359	$860	$1,010	$664	$750	$706	—	—	—
Series G - Investment income — net	$304	$545	$799	$992	$661	$728	$675	—	—	—

(footnotes on next page)

20

*	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**	Do not reflect the effect of dividends to Preferred Stock shareholders.
***	Amount is less than $.01 per share.
†	Amount is less than $(.01) per share.
††	Certain prior year amounts have been reclassified to conform to current year presentation.
†††	Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
††††	The Fund’s Preferred Stock was issued on May 22, 1992 (Series A,B,C, D and E) and January 27, 1997 (Series F and G).
‡	Based on average shares outstanding.

21

Financial Highlights

MuniInsured Fund

The Financial Highlights table is intended to help you understand MuniInsured’s financial performance for the periods shown. Certain information reflects financial results for a single MuniInsured share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of MuniInsured (assuming reinvestment of all dividends). The information, has been audited by Deloitte & Touche LLP, whose report, along with MuniInsured’s financial statements, is included in MuniInsured’s Annual Report, which is available upon request. The following per share data and ratios have been derived from information provided in the financial statements.

	For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994
Per Share Operating Performance
Net asset value, beginning of year	$10.06	$9.76	$9.29	$9.27	$10.30	$10.02	$9.77	$9.64	$9.50	$10.72
Investment income — net	.47 †	.46	.46	.46	.47	.50	.51	.51	.52	.57
Realized and unrealized gain (loss) an investments — net	(.23)	.30	.47	.04	(.84)	.43	.31	.13	.34	(.99)
Total from investment operations.	.24	.76	.93	.50	(.37)	.93	.82	.64	.86	(.42)
Less dividends and distributions:
Investment income — net	(.46)	(.46)	(.46)	(.46)	(.47)	(.50)	(.51)	(.51)	(.53)	(.57)
Realized gain on investments — net	—	—	—	—	(.15)	(.15)	(.06)	—	(.19)	(.23)
In excess of realized gain on investments — net	—	—	—	(.02)	(.04)	—	—	—	— **	—
Total dividends and distributions	(.46)	(.46)	(.46)	(.48)	(.66)	(.65)	(.57)	(.51)	(.72)	(.80)
Net asset value, end of year	$9.84	$10.06	$9.76	$9.29	$9.27	$10.30	$10.02	$9.77	$9.64	$9.50
Market price per share, end of year	$9.73	$9.64	$8.92	$8.1875	$8.00	$9.8125	$9.50	$8.75	$8.75	$8.75
Total Investment Return*
Based on market price per share	5.91%	13.52%	14.84%	8.79%	(12.58%)	10.55%	15.73%	5.91%	8.46%	(12.93%)
Based on net asset value per share	2.64%	8.27%	10.74%	6.53%	(3.49%)	10.02%	9.33%	7.34%	10.06%	(4.10%)
Ratios to Average Net Assets
Expenses, net reimbursement	.79%	.82%	.83%	.79%	.78%	.77%	.78%	.78%	.79%	.77%
Expenses	.79%	.82%	.83%	.79%	.78%	.77%	.78%	.78%	.79%	.77%
Investment income — net	4.73%	4.78%	4.84%	5.06%	4.74%	4.96%	5.15%	5.15%	5.55%	5.58%
Supplemental Data
Net assets, end of year (in thousands)	$79,495	$81,299	$78,840	$75,025	$74,884	$83,255	$80,963	$78,916	$77,858	$76,662
Portfolio turnover	92.60%	50.88%	66.75%	71.12%	71.48%	53.14%	73.22%	94.61%	83.52%	47.17%

*	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**	Amount is less than $.01 per share.
†	Based on average shares outstanding.

22

Per share data for Common Stock* (unaudited)

MuniYield Insured Traded on the New York Stock Exchange
	Market Price**		Net Asset Value		Premium (Discount) To Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
	$	$	$	$	%	%
July 31, 2001	14.79	14.16	14.92	14.44	0.61	-2.81
October 31, 2001	15.21	13.90	15.27	14.92	0.07	-7.21
January 31, 2002	15.57	14.25	15.37	14.35	1.50	-1.83
April 30, 2002	15.02	13.54	14.99	14.50	1.28	-6.95
July 31, 2002	14.96	14.01	15.13	14.63	0.20	-5.21
October 31, 2002	15.30	13.59	15.78	14.78	-1.06	-8.06
January 31, 2003	14.53	13.69	15.37	14.96	-5.08	-9.40
April 30, 2003	14.76	14.14	15.64	15.09	-4.44	-7.66
July 31, 2003	15.46	13.97	16.18	14.83	-2.30	-8.57
October 31, 2003	14.58	14.01	15.49	14.75	-3.84	-6.76
January 31, 2004	15.13	14.35	15.92	15.31	-4.28	-7.34

MuniInsured Traded on the American Stock Exchange

	Market Price**		Net Asset Value		Premium (Discount) To Net Asset Value
Quarter Ended*	High	Low	High	Low	High	Low
	$	$	$	$	%	%
September 30, 2001	9.23	8.70	9.86	9.59	-6.10	-10.77
December 31, 2001	9.35	8.65	9.92	9.46	-5.46	-10.73
March 31, 2002	9.30	8.66	9.74	9.54	-2.62	-9.51
June 30, 2002	9.67	9.20	9.73	9.55	-2.06	-4.95
September 30, 2002	9.69	9.16	10.07	9.69	-1.22	-6.72
December 31, 2002	9.65	9.00	10.05	9.65	-2.83	-7.87
March 31, 2003	9.64	9.20	9.98	9.74	-1.83	-6.19
June 30, 2003	10.13	9.33	10.18	9.79	-0.20	-5.09
September 30, 2003	9.88	9.20	9.97	9.52	0.52	-4.06
December 31, 2003	9.99	9.33	9.93	9.65	0.81	-4.65
March 31, 2004	10.10	9.65	9.93	9.90	1.01	-3.27

*	Calculations are based upon shares of common stock outstanding at the end of each quarter.
**	As reported in the consolidated transaction reporting system.

For the periods shown, share prices for MuniYield Insured’s Common Stock have traded between a maximum premium of approximately 1.50% and a maximum discount of approximately (9.40%). For the periods shown, share prices for MuniInsured’s common stock have traded between a maximum premium of approximately 1.01% and a maximum discount of approximately (10.77%). Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of Common Stock of the Combined Fund will trade at a premium or discount to their net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objectives and Policies

The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks to provide stockholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of Municipal Bonds. Under normal circumstances, each Fund invests at least 80% of its assets in Municipal Bonds. This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. In addition, under

23

normal circumstances, each Fund invests at least 80% of its assets in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of common stock.

Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax. Each Fund may, however, invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

Each Fund will invest in investment grade Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit III—“Description of Bond Ratings” and Exhibit IV—“Portfolio Insurance.”

Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

The net asset value of the shares of common stock of a closed-end investment company such as MuniYield Insured or MuniInsured, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term

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securities generally fluctuate more in response to interest rate changes than do short term or medium term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by MuniYield Insured. See “Risk Factors and Special Considerations—Leverage.”

The average maturity of each Fund’s portfolio securities varies from time to time based upon FAM’s assessment of economic and market conditions. Each Fund intends to invest primarily in long term Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in intermediate term Municipal Bonds with a maturity of between three years and ten years. Each Fund may also invest in short term tax-exempt securities, short term U.S. Government securities, repurchase agreements or cash. Investments in such short term securities or cash will not exceed 20% of a Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of that Fund’s securities or in anticipation of the repurchase or redemption of that Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant. The Funds do not ordinarily intend to realize significant interest income that is subject to Federal income taxes.

Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy, among other requirements, the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

Under normal circumstances, each Fund will invest at least 80% its assets in Municipal Bonds either (i) insured under an insurance policy obtained by the issuer thereof or any other party, or (ii) insured under an insurance policy purchased by the Fund. Each Fund will seek to limit its investments to Municipal Bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit IV to this Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. Each Fund also may purchase Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured Municipal Bonds held by each Fund will be insured under policies obtained by parties other than the Fund.

Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest when due on specified eligible Municipal Bonds that it purchases. A Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

The Policies will be effective only as to insured Municipal Bonds beneficially owned by a Fund. In the event of a sale of any Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured Municipal Bond or the value of the shares of a Fund.

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The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

The premiums for the Policies are paid by each Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .05 of 1% to .40 of 1% of the principal amount of the Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit IV to this Proxy Statement and Prospectus. In instances in which a Fund purchases Municipal Bonds insured under policies obtained by parties other than the Fund, each Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Municipal Bonds.

It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM’s ability to manage the portfolio of either Fund may be limited to the extent it holds defaulted securities for which market quotations are not generally available, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing securities for which market quotations are not generally available.

No assurance can be given that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

Portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Joint Proxy Statement and Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Municipal Bonds.

The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such IDBs

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depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Each Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of certain investors in the Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Comparison of the Funds—Tax Rules Applicable to the Funds and Their Stockholders.”

Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations typically do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

Federal tax legislation has limited and may continue to limit the types and volume of such bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of Municipal Bonds for investment by each Fund.

Other Investment Policies

Each Fund has adopted certain other policies as set forth below:

Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in excess of 5% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance by MuniYield Insured of the AMPS, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Indexed and Inverse Floating Obligations. Each Fund may invest in Municipal Bonds that yield a return based on a particular index of value or interest rates. For example, each Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index.

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Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short term rates increase, and will increase when short term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

Call Rights. Each Fund may purchase a Municipal Bond issuer’s rights to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of its common stock, the net asset value of its common stock will fluctuate. No assurance can be given that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the common stock, hedging transactions will result in a larger impact on the net asset value of the common stock than would be the case if the common stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders—Tax Treatment of Options and Futures Transactions.” In order to maintain ratings of the AMPS from one or more of the NRSROs, MuniYield Insured may be required to limit its use of hedging techniques in accordance with the specified guidelines of the NRSROs. See “Rating Agency Guidelines” below.

The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders.

Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only

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covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. Neither Fund may write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three month U.S. Treasury bills.

Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

Over-the-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts

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(i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

Under regulations of the Commodity Futures Trading Commission (the “CFTC”), the futures trading activities described herein will not result in either Fund being deemed a “commodity pool” and neither Fund needs to be operated by a person registered with the CFTC as a “commodity pool operator”.

When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Municipal Interest Rate Swap Transactions

In order to hedge the value of the Fund against interest rate fluctuations or to enhance the Fund’s income, each Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, each Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

Each Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

Each Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. Neither Fund has any obligation to enter into BMA or MMD Swaps and may not do so.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.

Investment Restrictions

The Funds have substantially similar investment restrictions. Certain of the investment restrictions are fundamental policies of each Fund and (i) with respect to MuniInsured, may not be changed without the approval of a majority of the outstanding shares of MuniInsured Common Stock, voting together as a single class, and (ii) with respect to MuniYield Insured, may not be changed without the approval of a majority of the outstanding

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shares of MuniYield Insured Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. These fundamental investment restrictions will also be the fundamental restrictions of the Combined Fund. (For this purpose and under the Investment Company Act, for the common stock and AMPS voting together as a single class, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) For the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Each Fund also has certain non-fundamental investment restrictions, which may be changed by each Fund’s Board of Directors without shareholder approval. After the Reorganization, the Combined Fund will be governed by MuniYield Insured’s investment restrictions.

Under its fundamental investment restrictions, MuniYield Insured may not:

(1) Make investments for the purpose of exercising control or management.

(2) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

(3) Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options therein.

(4) Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

(5) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(6) Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

(7) Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

(8) Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

(9) Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

MuniYield Insured has adopted a non-fundamental investment restriction that provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and option thereon.

For purposes of fundamental investment restriction (9), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

MuniInsured has fundamental investment restrictions that are substantially similar to investment restrictions (1), (2), (3), (4), (5) and (6) listed above. MuniInsured has non-fundamental investment restrictions that are substantially similar to investment restrictions (7), (8) and (9) listed above.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

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For so long as shares of its AMPS are rated by Moody’s, MuniYield Insured will not change its fundamental investment restrictions (as discussed above) unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the shares of AMPS by Moody’s.

FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Funds have received an exemptive order under which they may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member, subject to the terms and conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. An exemptive order has also been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short term, tax-exempt securities, subject to the terms and conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but no assurance can be given that such application will be made and, if made, that such order would be granted by the SEC.

Rating Agency Guidelines

MuniYield Insured intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with its receipt of a rating for such shares on or prior to their date of original issue of at least Aaa from Moody’s and AAA from S&P. Moody’s and S&P, which are NRSRO’s, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case by case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by MuniYield Insured in order to satisfy current requirements necessary for Moody’s and S&P to issue the above described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

MuniYield Insured may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of MuniYield Insured, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization—Risk Factors and Special Considerations—Ratings Considerations.”

For so long as any shares of MuniYield Insured’s AMPS are rated by Moody’s or S&P, as the case may be, the Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

There are differences in concentration among the types of securities held in the portfolio of each Fund. For MuniYield Insured, as of February 27, 2004, approximately 65.15%, 32.33% and 2.52% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively. For MuniInsured, as of February 27, 2004, approximately 73.35%, 23.15% and 3.50% of the market value of its portfolio was invested in revenue bonds, general obligation bonds, and cash equivalents, respectively.

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Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth ratings information for the Municipal Bonds held by each Fund, as of a certain date.

MuniYield Insured

As of February 27, 2004, approximately 97.48% of the market value of MuniYield Insured’s portfolio was invested in long term municipal obligations and approximately 2.52% of the market value of MuniYield Insured’s portfolio was invested in short term municipal obligations and affiliated money market mutual funds. The following table sets forth certain information with respect to the composition of MuniYield Insured’s long term municipal obligation investment portfolio as of February 27, 2004.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	156	$1,210,706	86.56%
A	Aa	10	40,016	2.86%
A	A	10	44,765	3.20%
BBB	Baa	14	103,147	7.38%
	Total	190	$1,398,634	100%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit III—“Description of Bond Ratings.”

MuniInsured

As of February 27, 2004, approximately 96.50% of the market value of MuniInsured’s portfolio was invested in long term municipal obligations and approximately 3.50% of the market value of MuniInsured’s portfolio was invested in short term municipal obligations. The following table sets forth certain information with respect to the composition of MuniInsured’s long term municipal obligation investment portfolio as of February 27, 2004.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	48	$67,952	88.01%
AA	Aa	2	1,618	2.09%
BBB	Baa	6	7,643	9.90%
	Total	56	$77,213	100%

*	Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations. S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit III—“Description of Bond Ratings.”

Performance

The table below details for each Fund the yield and tax equivalent yield for the 30 days ended October 31, 2003 and the average annual total return for the periods shown. The performance figures for MuniYield Insured reflect the effects of the voluntary fee waivers and expense reimbursements currently in effect for that Fund and would be lower if such waivers and reimbursements were not included.

	Yield-30 days ended October 31, 2003,	Tax Equivalent Yield 30 days ended October 31, 2003†	Average Annual Total Return
			One Year ended October 31, 2003	Five Years ended October 31, 2003	Ten Years ended October 31, 2003
MuniYield Insured	6.06%	8.36%	8.19%	5.11%	6.48%
MuniInsured	4.65%	6.41%	8.32%	4.81%	5.01%

†	Assumes a 27.5% Federal income tax rate.

The higher yield, tax equivalent yield and average annual total return of MuniYield Insured during certain of the periods above are partially attributable to its leveraged capital structure.

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Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with that Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Periodic auctions are conducted for the AMPS of MuniYield Insured by the Fund’s Auction Agent. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by MuniYield Insured, to each broker-dealer at the annual rate of 0.25%, calculated on the basis of the purchase price of shares of the relevant AMPS services placed by such broker-dealer at such auction.

Portfolio Turnover

Generally, neither Fund purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

	Year Ended October 31,
	2003	2002
MuniYield Insured	114.05%	97.34%

	Year Ended September 30,
	2003	2002
MuniInsured	92.60%	50.88%

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Net Asset Value

The net asset value per share of common stock of each Fund is determined as of the close of business of the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and — for MuniYield Insured — the aggregate liquidation value of the outstanding shares of AMPS, is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by each Fund’s Board of Directors. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

Each Fund determines and makes available for publication weekly the net asset value of its common stock. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Stock

Each Fund has outstanding shares of common stock. MuniYield also has outstanding shares of AMPS. MuniYield Insured Common Stock is traded on the NYSE and MuniInsured Common Stock is traded on the AMEX. The shares of MuniYield Insured commenced trading on the NYSE on March 27, 1992. As of April 1, 2004, the net asset value per share of MuniYield Insured Common Stock was $15.73 and the market price per share was $15.29. The shares of MuniInsured Common Stock commenced trading on the AMEX in October 1987. As of April 1, 2004, the net asset value per share of MuniInsured Common Stock was $9.92 and the market price per share was $9.75

MuniYield Insured is authorized to issue 200,000,000 shares of capital stock and MuniInsured is authorized to issue 150,000,000 shares of capital stock. All shares of capital stock of each Fund initially were classified as common stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with MuniYield Insured’s offering of shares of AMPS, MuniYield Insured reclassified 17,600 shares of unissued capital stock as AMPS.

Common Stock

Holders of each Fund’s common stock are entitled to share equally in dividends declared by the Fund’s Board of Directors payable to holders of the Fund’s common stock and in the net assets of the Fund available for distribution to holders of the Fund’s common stock. In the case of MuniYield Insured such distribution would occur after payment of the preferential amounts payable to holders of any outstanding preferred stock. See “Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of each Fund’s common stock do not have preemptive or conversion rights and shares of each Fund’s common stock are not redeemable. The outstanding shares of common stock of each Fund are fully paid and nonassessable.

36

So long as any shares of MuniYield Insured’s AMPS or any other preferred stock are outstanding, holders of MuniYield Insured’s common stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund’s AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

MuniYield Insured Preferred Stock

The AMPS of MuniYield Insured are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. MuniYield Insured’s AMPS have a liquidation preference of $25,000 per share; and are not traded on any stock exchange or over-the-counter. MuniYield Insured’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

Auctions generally have been held and will be held every seven or 28 days for the AMPS of MuniYield Insured, unless the Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of MuniYield Insured as of a recent auction.

	Auction Date	Series	Auction Schedule	Dividend Rate
	March 10, 2004	A	28 day	0.90%
	March 10, 2004	B	28 day	0.91%
	March 10, 2004	C	28 day	0.78%
	March 3, 2004	D	28 day	0.82%
	March 24, 2004	E	7 day	0.95%
	March 22, 2004	F	28 day	0.80%
	March 22, 2004	G	7 day	0.85%

Under the Investment Company Act, MuniYield Insured is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of MuniYield Insured’s preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of MuniYield Insured’s AMPS equals its liquidation preference plus accumulated dividends per share.

The redemption provisions pertaining to all series of MuniYield Insured AMPS are substantially similar. It is anticipated that shares of AMPS of MuniYield Insured will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of MuniYield Insured to maintain the asset coverage for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charters

Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of common stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% with respect to MuniYield Insured and 75% with respect to MuniInsured of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and, with respect to MuniYield Insured, a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

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In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund’s shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:
•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or
•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. With respect to MuniYield Insured, such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. For MuniYield Insured, such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting together as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, the affirmative vote of at least a majority of the outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. For MuniInsured, such an amendment would require the affirmative vote of the holders of at least 75% of the Fund’s outstanding shares of capital stock entitled to vote on the matter. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If a Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemptions and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require (i) with respect to MuniYield Insured, redemption of all outstanding shares of preferred stock (including the AMPS) and (ii) changes in certain of each Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the Commission for the full text of these provisions.

Management of the Funds

Directors and Officers. The Boards of Directors of MuniInsured and MuniYield Insured currently consist of the same eight individuals, seven of whom are not “interested persons” of each Fund as defined in the Investment Company Act. The Directors of each Fund are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds also share the same officers. For further information regarding the Directors and officers of each Fund, see “Item 1: Election of Directors of MuniInsured Fund” and Exhibit I—“Information Pertaining to Each Fund.”

Management and Advisory Arrangements. FAM provides each Fund with the same investment advisory and management services. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. FAM serves as the investment adviser for each Fund pursuant to separate investment advisory agreements (each, an “Investment Advisory Agreement”) that are substantially similar.

38

FAM was organized as an investment adviser in 1977. FAM and its affiliates, including MLIM, act as the investment adviser to more than 50 registered investment companies and offer services to individuals and institutional accounts. As of February 2004, FAM and its affiliates had a total of approximately $521 billion in investment company and other portfolio assets under management. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Each Fund’s Investment Advisory Agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of that Fund.

FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

For the services provided by FAM under each Fund’s Investment Advisory Agreement, each Fund pays a monthly fee at an annual rate of 0.50% of its average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets” means the average weekly value of the total assets of the Fund, including the amount obtained from leverage and, with respect to MuniYield Insured, any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of each Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

After the Reorganization, the Combined Fund will pay FAM a monthly fee at the annual rate of 0.50% of its average weekly net assets (including proceeds from the issuance of AMPS) plus the proceeds of any outstanding borrowings used for leverage as described above.

Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, listing fees, taxes, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS (for MuniYield Insured), Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides certain accounting services to each Fund, and each Fund reimburses FAM in connection with such services.

For the fiscal years ended October 31, 2003, 2002 and 2001, the fees paid by MuniYield Insured to FAM pursuant to its Investment Advisory Agreement were $7,001,333, $6,842,401, and $6,777,547, respectively (such fees based on average weekly net assets of approximately $1.4 billion, $1.4 billion and $1.4 billion, respectively). MuniYield Insured was reimbursed $33,171 and $18,726 in 2003 and 2002 in connection with certain investment advisory fees paid with respect to its investments in affiliated money market funds. For the fiscal years ended September 30, 2003, 2002 and 2001, the fees paid by MuniInsured to FAM pursuant to its Investment Advisory Agreement were $397,725, $392,838 and $386,415, respectively (such fees based on average weekly net assets of approximately $79.6 million, $78.5 million and $77.4 million, respectively). MuniInsured was reimbursed $7 in 2002 in connection with certain investment advisory fees paid with respect to its investments in affiliated money market funds.

Unless earlier terminated as described below, the Investment Advisory Agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund’s common stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be

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terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Accounting Services. Each Fund entered into a separate agreement with State Street, pursuant to which State Street provides certain accounting services to each Fund. Each Fund pays a fee for these services. FAM also provides certain accounting services to each Fund and each Fund reimburses FAM for these services.

The table below shows the amounts paid by each Fund to State Street and to FAM for accounting services for the periods indicated.

MuniYield Insured

Fiscal Year Ended October 31,	Paid to State Street		Paid to FAM
2003	$314,092		$32,712
2002	$321,681		$37,893
2001	$313,440	*	$70,199

Fiscal Year Ended September 30,	Paid to State Street		Paid to FAM
2003	$40,493		$ 1,730
2002	$40,223		$ 4,405
2001	$37,497	*	$26,115

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Code of Ethics

The Board of Directors of each Fund has approved the same Code of Ethics under Rule 17j-l of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by each Fund.

Voting Rights

Voting rights are identical for the holders of shares of each Fund’s common stock. Holders of each Fund’s common stock are entitled to one vote for each share held. MuniYield Insured common stockholders will vote with the holders of any outstanding shares of the Fund’s AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as set forth below.

Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of MuniYield Insured’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund’s stockholders and will vote together with the holders of shares of the Fund’s common stock as a single class.

The shares of each Fund’s common stock, MuniYield Insured’s AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund’s common stock, MuniYield Insured’s AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund’s common stock, AMPS and any other preferred stock, as applicable, will not be able to elect any of such Directors.

In connection with the election of MuniYield Insured’s Directors, holders of shares of the Fund’s AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of the Fund’s common stock and shares of the Fund’s AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of MuniYield Insured’s AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of the Fund’s preferred stock are entitled, together with the holders of shares of the Fund’s AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so

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increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of MuniYield Insured’s AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of MuniYield Insured as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If MuniYield Insured thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of common stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

The affirmative vote of the holders of a majority of the outstanding shares of MuniYield Insured’s AMPS, voting as a separate class, will be required to (i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of stockholders under Section 13(a) of the Investment Company Act. Additionally, holders of each series of MuniYield Insured’s AMPS will be required to vote in order for MuniYield Insured to issue any stock ranking on a parity with such series of AMPS.

Stockholder Inquiries

Stockholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

The Funds’ current policies with respect to dividends and distributions relating to shares of their common stock are substantially similar. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of a Fund’s common stock. Monthly distributions to holders of MuniInsured’s common stock normally consist of all or a portion of its net investment income. Monthly distributions to holders of MuniYield Insured’s common stock normally consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distribution) on the Fund’s AMPS. Each Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of common stock. As a result, the dividend paid by a Fund to holders of its common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, each Fund is required to distribute substantially all of its net investment income for each year. All net realized long term or short term capital gains, if any, are distributed pro rata at least annually to holders of shares of MuniYield Insured’s common stock and AMPS and to holders of MuniInsured’s common stock. While any shares of MuniYield Insured’s AMPS are outstanding, MuniYield Insured may not declare any cash dividend or other distribution on the Fund’s common stock, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding shares of AMPS. If a Fund’s ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification under Federal income tax law for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.”

The holders of shares of MuniYield Insured’s AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on MuniYield Insured’s AMPS so declared and payable shall be paid (i) in preference to and in priority

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over any dividends so declared and payable on the Fund’s common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for MuniYield Insured’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, MuniYield Insured is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. MuniYield Insured intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of the Fund’s AMPS which may be in arrears.

Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Municipal Bonds, are exempt from Federal income taxes, subject to the possible application of the Federal alternative minimum tax. However, MuniYield Insured is required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionately among shares of its common stock and shares of each series of its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their Stockholders” below. MuniYield Insured notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of a series of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from the Fund, and each broker-dealer then notifies its customers who are holders of that series of the Fund’s AMPS. MuniYield Insured also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of MuniYield Insured’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

For information concerning the manner in which dividends and distributions to holders of each Fund’s common stock may be reinvested automatically in shares of the Fund’s common stock, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

If MuniYield Insured retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of its outstanding AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s common stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by Equiserve, as agent for each Fund’s common stockholders, in additional shares of a Fund’s common stock. Equiserve will continue to be the Plan Agent for the Combined Fund after the Reorganization. Holders of a Fund’s common stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Equiserve, as dividend paying agent. Such stockholders may elect not to participate in a Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Equiserve, as dividend paying agent, at the address set forth below. Participation in each Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever a Fund declares any dividend payable either in shares or in cash, non-participants in a Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund’s common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund’s common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of the Fund’s common stock in the open market (“open-market purchases”), on the NYSE, AMEX or elsewhere. If on the payment date for the dividend the net

42

asset value per share of a Fund’s common stock is equal to or less than the market price per share of the Fund’s common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent invests the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of the Fund’s common stock to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund’s common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, each Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in a Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased or received pursuant to a Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to a Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer a Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in that Plan.

There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders.”

Stockholders participating in a Plan may receive benefits not available to stockholders not participating in a Plan. If the market price (plus commissions) of a Fund’s shares of common stock is higher than the net asset value of such shares, participants in a Plan receive shares of the Fund’s common stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is lower than the net asset value of such shares, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Stockholders” for a discussion of certain tax consequences of each fund’s Plan.

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Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in a Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

After the Reorganization, a holder of shares of MuniInsured who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares in both MuniInsured and MuniYield Insured, after the Reorganization, the stockholder’s election with respect to the dividends of MuniYield Insured will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of MuniYield Insured, Equiserve Trust Company, I.A., at P.O. Box 43011, Providence, Rhode Island 02940-3011.

Mutual Fund Investment Option

A holder of common stock of MuniYield Insured, who purchased his or her shares through Merrill Lynch in that Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class I shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied.

Liquidation Rights of Holders of MuniYield Insured AMPS

Upon any liquidation, dissolution or winding up of MuniYield Insured, whether voluntary or involuntary, the holders of MuniYield Insured AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund’s common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of MuniYield Insured shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of MuniYield Insured’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of MuniYield Insured with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Stockholders

The tax consequences of investing in shares of common stock of each Fund are identical. The Funds have elected and qualified since inception for the special tax treatment afforded RICs under the Code. MuniYield Insured intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds (but not their stockholders) are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield Insured intends to continue to distribute substantially all of its income following the Reorganization. If, in any taxable year, a Fund were to fail to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits to its stockholders would be taxable as ordinary income, whether or not derived from interest on tax-exempt obligations.

Each Fund is qualified to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by

44

a Fund which are attributable to interest on tax-exempt obligations and designated by a Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding series of AMPS of MuniYield Insured are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Sidley Austin Brown & Wood LLP, counsel to each Fund, the shares of MuniYield Insured’s currently outstanding AMPS constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by MuniYield Insured to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain applicable to individuals. However, to the extent a Fund’s distributions are derived from income on debt securities and short term capital gain, the Fund’s distributions will not be eligible for this reduced dividend tax rate. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code. Generally not later than 60 days after the close of its taxable year, each Fund provides its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends.

A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under a Fund’s Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long term capital loss to the extent of capital gain dividends received by the stockholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the stockholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends

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paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of AMPS are outstanding, MuniYield Insured intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, MuniYield Insured will, likewise, so designate distributions with respect to its common stock and its series of AMPS. MuniYield Insured may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of a series of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that MuniYield Insured informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, MuniYield Insured may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of MuniYield Insured’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its common stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.

In the opinion of Sidley Austin Brown & Wood LLP, counsel to each Fund, under current law the manner in which MuniYield Insured allocates items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of common stock and outstanding AMPS will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect MuniYield Insured’s calculation of each class’ allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether MuniYield Insured’s method for allocating tax-exempt income, net capital gains and other taxable income among shares of common stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate the Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by MuniYield Insured as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, MuniYield Insured is not required to make payments to the affected stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause MuniYield Insured to be liable for income tax and excise tax on all reallocated taxable income. Sidley Austin Brown & Wood LLP has advised MuniYield Insured that, in its opinion, if the IRS were to challenge in court the Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

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If at any time when shares of MuniYield Insured AMPS are outstanding, the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Dividends and Distributions.” This may prevent MuniYield Insured from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If MuniYield Insured were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, MuniYield Insured, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. No assurance can be given, however, that any such action would achieve such objectives.

As noted above, each Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that MuniYield Insured has issued and that the Combined Fund may issue may raise a question as to whether distributions on such preferred stock are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised MuniYield Insured that the outstanding preferred stock issued by MuniYield Insured will not result in the payment of a preferential dividend. If MuniYield Insured ultimately relies solely on a legal opinion when it issues such preferred stock, no assurance can be given that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends MuniYield Insured paid on the preferred stock, the Fund could be disqualified as a RIC. In that case, dividends paid by MuniYield Insured on the common stock and the AMPS would not be exempt from Federal income tax. Additionally, MuniYield Insured would be subject to a Federal alternative minimum tax.

Under certain circumstances when MuniYield Insured is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. MuniYield Insured treats and intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by MuniYield Insured as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

The value of shares acquired pursuant to each Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the Fund’s Plan. Thus, stockholders who do not participate in a Fund’s Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

Under certain provisions of the Code, some stockholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

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The transactions of the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (with capital gains generally subject to tax at lower rates than ordinary income), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RIC’s under the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit II), MuniYield Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniInsured, in exchange solely for shares of MuniYield Insured Common Stock. The shares of MuniYield Insured Common Stock issued to MuniInsured will have an aggregate net asset value equal to the aggregate net asset value of the outstanding shares of MuniInsured Common Stock at the close of business on the business day immediately prior to the date on which the Reorganization occurs. Upon receipt by MuniInsured of such shares, MuniInsured will distribute pro rata the shares of MuniYield Insured Common Stock (and cash in lieu of fractional shares, as applicable) to the holders of MuniInsured Common Stock in exchange for their shares of MuniInsured Common Stock. As soon as practicable after the effective date of the Reorganization (the “Closing Date”), MuniInsured will file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland (the “Maryland Department”) to effect the formal dissolution of such Fund, and will dissolve under Maryland law. Accordingly, as a result of the Reorganization, each holder of MuniInsured Common Stock will own shares of MuniYield Insured Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s MuniInsured Common Stock immediately prior to the Closing Date. Since MuniYield Insured Common Stock would be issued at net asset value and the shares of MuniInsured Common Stock would be valued at net asset value for the purposes of the exchange, the holders of common stock of neither Fund will be diluted on a net asset value basis as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of either Fund likely will hold a reduced percentage of ownership in the Combined Fund after the Reorganization than he or she did in either of the participating Funds.

Procedure

At meetings of the Board of Directors of each Fund, the Directors of each Fund, including all the Directors who are not “interested persons,” as defined in the Investment Company Act, of each Fund, unanimously approved the Agreement and Plan. The Board of MuniInsured also approved the submission of the Agreement and Plan to the stockholders of MuniInsured for approval as described herein. In addition, the Board of MuniYield Insured approved the issuance of additional shares of MuniYield Insured Common Stock in connection with the Reorganization.

The Boards of Directors of the Funds considered numerous factors in arriving at their determination to approve the Agreement and Plan. Among these factors, which are discussed in greater detail elsewhere in this Proxy Statement and Prospectus, were the similarity of investment objectives and policies of the Funds, their use of substantially the same management personnel, the relative size of the Funds, the effect the Reorganization would have on each Fund’s operating expenses (including and excluding leverage) and stockholder services, whether or not stockholders would be diluted as a result of the Reorganization, the expenses of the Reorganization that would be borne by the Funds and the tax consequences to stockholders, including the fact

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that the Reorganization is structured as a tax-free reorganization (except to the extent that MuniInsured common stockholders receive cash representing an interest in their fractional shares of MuniYield Insured common stock received in the Reorganization.) The Boards of Directors also considered the possible risks of combining the Funds, and examined the relative mix of type, purpose and yield of the Funds’ portfolios. The Boards also considered the relative tax positions of each Fund’s portfolio.

As a result of such Board approvals, the Funds have jointly filed this Proxy Statement and Prospectus with the Commission soliciting the vote of the stockholders of MuniInsured to approve the Reorganization. If stockholders of MuniInsured approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan.

The Board of Directors of MuniInsured recommends that the stockholders of MuniInsured approve the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit II.

Valuation of Assets and Liabilities. The respective assets of each Fund will be valued the same way for both Funds: the net asset value per share of the common stock of each Fund will be determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the business day prior to the Closing Date (the “Valuation Time”). For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses), and for MuniYield Insured the aggregate liquidation value of outstanding shares of AMPS, of the Fund is divided by the total number of shares of common stock of the Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue at the Valuation Time.

The Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value at the Valuation Time, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of each Fund. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued at the Valuation Time at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors. See “Net Asset Value.”

Distribution of MuniYield Insured Common Stock. On the Closing Date, MuniYield Insured will issue to MuniInsured a number of shares of MuniYield Insured Common Stock the aggregate net asset value of which will equal the aggregate net asset value of shares of common stock of MuniInsured at the Valuation Time. Each holder of MuniInsured Common Stock will receive the number of shares of MuniYield Insured Common Stock corresponding to his or her proportionate interest in the aggregate net asset value of the MuniInsured Common Stock plus cash in lieu of fractional shares.

The distribution of shares described in the preceding paragraph will be accomplished by opening new accounts on the books of MuniYield Insured in the names of the holders of MuniInsured Common Stock and transferring to those stockholder accounts the MuniYield Insured Common Stock representing such stockholders’ interests in MuniInsured. Each newly-opened account on the books of MuniYield Insured for the previous holders of MuniInsured Common Stock would represent the respective pro rata number of shares of MuniYield Insured Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of common stock.

No fractional shares of MuniYield Insured Common Stock will be issued. In lieu thereof, MuniYield Insured’s transfer agent, EquiServe, will aggregate all fractional shares of MuniYield Insured Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the common stock

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certificates of MuniInsured. See “Surrender and Exchange of Stock Certificates” below for a description of the procedures to be followed by the stockholders of MuniInsured to obtain their shares of MuniYield Insured Common Stock (and cash in lieu of fractional shares, if any).

No sales charge or fee of any kind will be charged to stockholders of MuniInsured in connection with their receipt of MuniYield Insured Common Stock in the Reorganization.

Expenses. The expenses of the Reorganization that are directly attributable to MuniInsured will be paid by MuniInsured. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the annual meeting of the stockholders of MuniInsured to consider the Reorganization, the expenses related to the solicitation of proxies to be voted at that meeting. The expenses of the Reorganization that are directly attributable to MuniYield Insured will be paid by FAM. These expenses are expected to include the expenses incurred in printing sufficient copies of MuniYield Insured’s Annual Report that will accompany the mailing of the Proxy Statement and Prospectus. Certain other expenses of the Reorganization, including expenses in connection with obtaining an opinion of counsel as to certain tax matters, the preparation of the Agreement and Plan, Commission fees, stock exchange fees, rating agency fees, transfer agent fees, legal fees and audit fees, will be borne equally by MuniInsured and FAM (on behalf of MuniYield Insured). The expenses of the Reorganization attributable to MuniInsured are currently estimated to be $146,000. The expenses of the Reorganization attributable to MuniYield Insured (to be paid by FAM) are currently estimated to be $117,000.

Required Approvals. Under the Charter of MuniInsured, relevant Maryland law and the rules of the AMEX, stockholder approval of the Agreement and Plan requires the affirmative vote of the holders of a majority of the shares of MuniInsured Common Stock issued and outstanding and entitled to vote thereon; no vote of the stockholders of MuniYield Insured is required.

Deregistration and Dissolution. Following the transfer of substantially all of the assets and substantially all of the liabilities of MuniInsured to MuniYield Insured and the distribution of shares of MuniYield Insured Common Stock (plus cash in lieu of fractional shares) to stockholders of MuniInsured, in accordance with the foregoing, MuniInsured will terminate its registration under the Investment Company Act, will be dissolved under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants thereof may be waived, at any time prior to the Closing Date with respect to any of the terms therein by written agreement of MuniYield Insured and MuniInsured. The obligations of each Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval by the stockholders of MuniInsured as described herein, an opinion of counsel being received with respect to certain tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement, Termination. Under the Agreement and Plan, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either Fund) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of both Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders of the Funds as a Result of the Reorganization

In approving the Reorganization, the Board of Directors of MuniInsured identified certain potential benefits for stockholders of that Fund that are likely to result from the Reorganization, including lower aggregate operating expenses per share for common stockholders of MuniInsured (excluding the expenses resulting from MuniYield Insured’s AMPS), greater efficiency and flexibility in portfolio management and a more liquid trading market for the common stock of the Pro Forma MuniYield Insured Combined Fund. Following the Reorganization, MuniInsured stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of MuniInsured that, unlike MuniInsured, may use leverage to enhance the yield to the common stock. Although the total operating expenses of the common stock of the Combined Fund, including the additional expenses that result from the Combined Fund’s AMPS, are expected to be higher than current total

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operating expenses of the common stock of MuniInsured, which does not issue AMPS and does not incur the additional costs and expenses associated with AMPS, the Directors of MuniInsured determined that the potential benefits to common stockholders of the Combined Fund from the ability to issue AMPS to seek to enhance yield outweighed the potentially higher overall operating expense ratio.

In their deliberations, the Board of Directors of MuniYield Insured observed that although MuniYield Insured stockholders are not expected to experience a significant decrease in its total operating expense ratio after the Reorganization, the Board concluded that MuniYield Insured stockholders will not be adversely affected by the Reorganization and may otherwise benefit from an increase in the Pro Forma MuniYield Insured Combined Fund’s level of net assets. See “Risk Factors and Special Considerations—Net Asset Value; Interest Rate Sensitivity; Credit Quality and Other Market Conditions.”

The Pro Forma MuniYield Insured Combined Fund that would result from the Reorganization would have a larger asset base than either Fund has currently. FAM estimates that the Pro Forma MuniYield Insured Combined Fund will have net assets of approximately $1.5 billion upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. For example, after the Reorganization the Pro Forma MuniYield Insured Combined Fund may be able to purchase larger amounts of Municipal Bonds at more favorable prices than could either Fund separately and, with this greater purchasing power, request improvements in the terms of the Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase. In addition, based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger Pro Forma MuniYield Insured Combined Fund are likely to be less than the aggregate expenses for each Fund, resulting in a lower expense ratio for common stockholders of the Pro Forma MuniYield Insured Combined Fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Pro Forma MuniYield Insured Combined Fund.

To illustrate the potential economies of scale, the table below sets forth the total annualized operating expense ratio of each Fund and the Pro Forma MuniYield Insured Combined Fund, both including and excluding AMPS leverage, based on their average net assets as of October 31, 2003.

	Approximate Average Net Assets (excluding assets attributable to AMPS) as of October 31, 2003	Total Annualized Operating Expense Ratio (excluding assets attributable to AMPS)		Approximate Average Net Assets (including assets attributable to AMPS) as of October 31, 2003	Total Annualized Operating Expense Ratio (including assets attributable to AMPS)
MuniInsured	$ 79.6 million	0.79%		$79.6 million	0.79%
MuniYield Insured	$952.3 million	0.95%	*	$ 1.4 billion	0.65%	**
Pro Forma MuniYield Insured Combined Fund	$ 1.0 billion	0.92%	*	$ 1.5 billion	0.64%	**

*	Including any fee waiver and/or expense reimbursements, the total annualized operating expense ratio for MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund would have been 0.94%, and 0.91%, respectively.
**	Including any fee waiver and/or expense reimbursements, the total annualized operating expense ratio for MuniYield Insured and the Pro Forma MuniYield Insured Combined Fund would have been 0.64%, and 0.64%, respectively.

After the Reorganization, on a pro forma basis, the total annualized operating expenses of the Pro Forma MuniYield Insured Combined Fund as a percent of average net assets as of October 31, 2003 would be: (a) 0.13% higher than MuniInsured’s total annualized operating expense ratio excluding assets attributable to AMPS and 0.15% lower than MuniInsured’s total annualized operating expense ratio including assets attributable to AMPS; and (b) 0.03% lower than MuniYield Insured’s total annualized operating expense ratio excluding assets attributable to AMPS and 0.01% lower than MuniYield Insured’s total annualized operating expense ratio including assets attributable to AMPS.

In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of the stockholders of that Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the potential benefits discussed above and because the interests of existing stockholders of that Fund would not be diluted with respect to net asset value as a result of the Reorganization.

It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of MuniYield Insured; however, the Reorganization will not adversely affect the holders of shares of AMPS of

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MuniYield Insured and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of MuniYield Insured.

Surrender and Exchange of Stock Certificates

After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of MuniInsured Common Stock will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Insured Common Stock distributable with respect to such holder’s shares of MuniInsured Common Stock, together with cash in lieu of any fractional shares of MuniYield Insured Common Stock. Promptly after the Closing Date, the transfer agent for the MuniYield Insured Common Stock will mail to each holder of certificates formerly representing shares of MuniInsured Common Stock a letter of transmittal for use in effecting this exchange.

If prior to the Reorganization you held:	After the Reorganization, you will hold:
MuniInsured Common Stock	MuniYield Insured Common Stock
MuniYield Insured Common Stock	MuniYield Insured Common Stock

Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, holders of MuniInsured Common Stock will be furnished with instructions for exchanging their stock certificates for MuniYield Insured stock certificates and, if applicable, cash in lieu of fractional shares of MuniYield Insured Common Stock.

From and after the Closing Date, certificates formerly representing shares of MuniInsured Common Stock will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Insured Common Stock distributable with respect to the shares of MuniInsured Common Stock held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of MuniInsured Common Stock as of any date subsequent to the Closing Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of MuniYield Insured Common Stock, as of any date after the Closing Date and prior to the exchange of certificates by any holder of MuniInsured Common Stock, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

From and after the Closing Date, there will be no transfers on the stock transfer books of MuniInsured. If, after the Closing Date, certificates representing shares of MuniInsured Common Stock are presented to MuniYield Insured, they will be canceled and exchanged for certificates representing MuniYield Insured Common Stock and cash in lieu of fractional shares of MuniYield Insured Common Stock, if any, distributable with respect to such MuniInsured Common Stock in the Reorganization.

Tax Consequences of the Reorganization

Summary. MuniYield Insured and MuniInsured will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no stockholder of MuniInsured will recognize any gain or loss upon the receipt of shares of MuniYield Insured in the Reorganization (except to the extent a holder of MuniInsured Common Stock receives cash representing an interest in fractional shares of MuniYield Insured Common Stock in the Reorganization).

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. MuniInsured and MuniYield Insured have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and MuniYield Insured intends to continue to so qualify after the Reorganization. MuniInsured and MuniYield Insured have requested an opinion of Sidley Austin Brown & Wood LLP, counsel to MuniYield Insured and MuniInsured, to the effect that for Federal income tax purposes: (i) the transfer of all of the assets of MuniInsured to MuniYield Insured in return solely for shares of MuniYield Insured as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and MuniInsured and MuniYield Insured will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniInsured as a result of the asset transfer or on the distribution of shares of MuniYield Insured to MuniInsured stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Insured as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of MuniInsured on the receipt of shares of MuniYield Insured in

52

return for their shares of MuniInsured (except to the extent that holders of MuniInsured Common Stock receive cash representing an interest in fractional shares of MuniYield Insured Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of MuniInsured’s assets in the hands of MuniYield Insured will be the same as the tax basis of such assets in the hands of MuniInsured immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield Insured received by the stockholders of MuniInsured in the Reorganization will be equal to the tax basis of the shares of MuniInsured surrendered; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the shares of MuniYield Insured will be determined by including the period for which such stockholder held the shares of MuniInsured exchanged therefor provided that such MuniInsured shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Insured’s holding period with respect to the MuniInsured assets transferred will include the period for which such assets were held by MuniInsured; (ix) the payment of cash to holders of MuniInsured Common Stock in lieu of fractional shares of MuniYield Insured Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each such stockholder will have short-or long term capital gain or loss to the extent that the cash distribution differs from his or her basis allocable to the MuniYield Insured fractional shares; and (x) the taxable year of MuniInsured will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield Insured will succeed to and take into account certain tax attributes of MuniInsured, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, MuniYield Insured will succeed to and take into account certain tax attributes of MuniInsured, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield Insured. As of September 30, 2003, MuniInsured had net realized capital losses and both Funds had unrealized appreciation. As a result of the Reorganization, and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use the capital losses of MuniInsured to offset any realized capital gain.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Regulated Investment Company Status. The Funds have elected and qualified since inception for taxation as RICs under Sections 851-855 of the Code, and, after the Reorganization, MuniYield Insured intends to continue to so qualify.

Capitalization

The following table sets forth as of April 1, 2004 (i) the capitalization of MuniYield Insured, (ii) the capitalization of MuniInsured and (iii) the capitalization of the Pro Forma MuniYield Insured Combined Fund, as adjusted to give effect to the Reorganization.

Capitalization of MuniYield Insured, MuniInsured and the Pro Forma MuniYield Insured Combined Fund as of April 1, 2004 (unaudited)

	MuniYield Insured	MuniInsured	Pro Forma MuniYield Insured Combined Fund

Net Assets:	$1,416,562,869	$80,199,044	$1,496,761,913
Net Assets Attributable to Common Stock:	$976,562,869	$80,199,044	$1,056,761,913
Shares of Common Stock Outstanding:	62,099,095	8,083,214	67,196,709
Net Asset Value Per Share:	$15.73	$9.92	$15.73
Net Assets Attributable to AMPS:	$440,000,000	N/A	$440,000,000
Shares of AMPS Outstanding:	17,600	N/A	17,600
AMPS Liquidation Preference Per Share:	$25,000	N/A	$25,000

53

INFORMATION CONCERNING THE MEETING

Date, Time and Place of the Meeting

The Meeting will be held on Wednesday, May 19, 2004 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise (unless the proxy states that it is irrevocable and it is coupled with an interest) by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” (i) Item 1, the election of the Class III Directors of MuniInsured and (ii) Item 2, the approval of the Agreement and Plan. It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only stockholders of record of shares of MuniInsured at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, 8,083,214 shares of MuniInsured Common Stock were outstanding.

Security Ownership of Certain Beneficial Owners and Management

To the knowledge of the management of each Fund, at the Record Date, no person or entity owns beneficially or of record 5% or more of the shares of the common stock of either Fund or AMPS of MuniYield Insured, except that Cede & Co., as nominee of The Depository Trust Company, 55 Water Street, New York, New York 10041, is the record holder of all outstanding AMPS of MuniYield Insured.

As of the Record Date, the Directors and officers of MuniInsured as a group owned an aggregate of less than 1% of the outstanding shares of MuniInsured Common Stock.

As of the Record Date, the Directors and officers of MuniYield Insured as a group owned an aggregate of less than 1% of the outstanding shares of MuniYield Insured Common Stock or AMPS of MuniYield Insured.

On the Record Date, Mr. Glenn, a Director and an officer of each Fund, and the other officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of MuniInsured Common Stock is entitled to one vote.

Assuming the required quorum is present at the Meeting, the election of the Class III Directors of MuniInsured will require the affirmative vote of a plurality of all votes cast by the holders of MuniInsured Common Stock.

Assuming the required quorum is present at the Meeting, approval of the Agreement and Plan requires the affirmative vote of stockholders representing a majority of the outstanding shares of MuniInsured Common Stock entitled to vote thereon.

For purposes of the Meeting, a quorum consists of a majority of stockholders present in person or by proxy entitled to vote at the Meeting. If, by the time scheduled for the Meeting, a quorum of the stockholders of MuniInsured is not present, or if a quorum is present but sufficient votes to take action with respect to any Item are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Item to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of MuniInsured

54

present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of MuniInsured’s stockholders.

Appraisal Rights

Under Maryland law, stockholders of a company whose shares are listed on a national securities exchange, such as the common stock of MuniInsured, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the holders of MuniInsured Common Stock will be bound by the terms of the Reorganization, if approved at the Meeting. However, any holder of MuniInsured Common Stock may sell his or her shares of MuniInsured Common Stock at any time prior to the Reorganization on the AMEX. As stockholders of the corporation acquiring the assets of MuniInsured, stockholders of MuniYield Insured are not entitled to appraisal rights under Maryland law.

ADDITIONAL INFORMATION

The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting, and the expenses related to the solicitation of proxies to be voted at the Meeting, will be paid by MuniInsured. See “Agreement and Plan of Reorganization—Terms of the Agreement and Plan of Reorganization—Expenses.”

MuniInsured will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of the Fund and certain persons that the Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of MuniInsured. MuniInsured has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at a cost to be borne by MuniInsured of approximately $4,000, plus out-of-pocket expenses estimated to be approximately $5,084.

Broker-dealer firms, including Merrill Lynch, holding MuniInsured shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. MuniInsured understands that under the rules of the AMEX, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to shares of MuniInsured Common Stock, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan (Item 2). MuniInsured will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of MuniInsured exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised MuniInsured that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on the election of Directors it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes are not counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the election of the Class III Directors of MuniInsured (Item 1). However, an abstention or broker non-vote will have the same effect as a vote against approval of the Agreement and Plan (Item 2).

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that MuniYield Insured has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at

55

the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission. Reports, proxy statements and other information concerning MuniYield Insured can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005 and concerning MuniInsured can also be inspected at the offices of the AMEX at 9801 Washington Boulevard, Gaithersburg, Maryland 20878.

CUSTODIAN

State Street acts as the custodian for the cash and securities of MuniInsured and MuniYield Insured. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. It is anticipated that State Street will continue to act as custodian for the Combined Fund.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

EquiServe serves as the transfer agent, dividend disbursing agent and registrar with respect to the common stock of each Fund. The principal business address of EquiServe in such capacity is 150 Royall Street, Canton, Massachusetts 02021. It is anticipated that EquiServe will continue to provide these services to the Combined Fund after the Reorganization.

ACCOUNTING SERVICES PROVIDER

State Street provides certain accounting services for MuniYield Insured and MuniInsured and will provide the same services to the Combined Fund after the Reorganization. The principal business address of State Street in such capacity is 500 College Road East, Princeton, New Jersey 08540.

LEGAL PROCEEDINGS

There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for each Fund by Sidley Austin Brown &Wood LLP, New York, New York.

INDEPENDENT AUDITORS

Ernst & Young LLP (“E&Y”), independent auditors, have audited the financial statements and financial highlights of MuniYield Insured, as of October 31, 2003, as set forth in their report dated December 18, 2003 which accompanies this Proxy Statement and Prospectus. Deloitte & Touche LLP (“D&T”), independent auditors, have audited the financial statements and financial highlights of MuniInsured, as of September 30, 2003, as set forth in their report dated November 24, 2003. The audited financial statements and financial highlights of the Funds are included in reliance upon these reports, on the authority of E&Y and D&T, respectively, as experts in accounting and auditing.

E&Y, will serve as the independent auditors for the Pro Forma MuniYield Insured Combined Fund after the Reorganization. The principal business address of E&Y is 99 Wood Avenue South, Iselin, New Jersey 08830-0471.

56

STOCKHOLDER PROPOSALS

MuniInsured (if the Reorganization is not approved) expects to hold its next Annual Meeting of Stockholders in April 2005. Proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by MuniInsured by November 19, 2004 for inclusion in the Fund’s Proxy Statement and form of Proxy for that Meeting. The persons named as proxies in the proxy materials for the 2005 Annual Meeting of Stockholders for MuniInsured may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by MuniInsured by February 2, 2005. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors Phillip S. Gillespie Secretary, MuniInsured Fund, Inc.

Plainsboro, New Jersey Dated: April 16, 2004

57

Exhibit I

INFORMATION PERTAINING TO MUNIYIELD INSURED AND MUNIINSURED FUND

Set forth below is certain biographical and other information relating to the Directors, including the three Class III Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of each Fund:

Name, Address* and Age of Director	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (60)	Director	Director of MuniInsured since 2002 and MuniYield Insured since 2002	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	39 registered investment companies consisting of 56 portfolios	None

Joe Grills (69)	Director	Director of MuniInsured since 1994 and MuniYield Insured since 1994	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	39 registered investment companies consisting of 56 portfolios	Kimco Realty Corporation

I-1

Name, Address* and Age of Director	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Herbert I. London (65)	Director	Director of MuniInsured since 2002 and MuniYield Insured since 2002	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	39 registered investment companies consisting of 56 portfolios	None

André F. Perold (52)	Director	Director of MuniInsured since 2002 and MuniYield Insured since 2002	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank from 1999 to 2003; Director, Stockback, Inc. from 2000 to 2002; Director, Sanlam Limited from 2001 to 2003; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999; Director and Chairman of the Board of UNX Inc. since 2003.	39 registered investment companies consisting of 56 portfolios	None

Roberta Cooper Ramo (61)	Director	Director of MuniInsured since 2002 and MuniYield Insured since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico now Wells Fargo) from 1975 to 1976.	39 registered investment companies consisting of 56 portfolios	None

I-2

Name, Address* and Age of Director	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert S. Salomon, Jr. (67)	Director	Director of MuniInsured since 1996 and MuniYield Insured since 1996	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991; Trustee, Commonfund from 1980 to 2001.	39 registered investment companies consisting of 56 portfolios	None

Stephen B. Swensrud (70)	Director	Director of MuniInsured since 1987 and MuniYield Insured since 1992	Chairman of Fernwood Associates (investment adviser) since 1996; Principal, Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing company) since 1978; Director of International Mobile Communications, Inc. (telecommunications company) since 1998.	40 registered investment companies consisting of 57 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute.

Set forth below is certain biographical and other information relating to the Director who is an “interested person” of the Funds, as defined in the Investment Company Act and the officers of each Fund:

Name, Address* and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (63)***	President and Director	President and Director of each Fund since 1999****	President of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	126 registered investment companies consisting of 160 portfolios	None

I-3

Name, Address* and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (43)	Vice President and Treasurer	Vice President of each Fund since 1993 and Treasurer of each Fund since 1999	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	125 registered investment companies consisting of 159 portfolios	None

William R. Bock (68)	Vice President	Vice President of MuniInsured since 1997 and Vice President of MuniYield Insured since 1993	Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios	None

Phillip S. Gillespie (40)	Secretary	Secretary of each Fund since 2004	First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	125 registered investment companies consisting of 159 portfolios	None

*	The address of each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Funds.
***	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Funds based on his former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P.
****	As a Director, Mr. Glenn serves until his successor is elected and qualified or until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund’s by-laws, charter or by statute. Mr. Glenn is expected to retire as a Director as of May 31, 2004.

Information relating to the share ownership by the Directors as of the Record Date is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity in MuniInsured Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	Over $100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	Over $100,000
André F. Perold	None	None
Roberta Cooper Ramo	None	$50,001 - $100,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

I-4

Name of Director	Aggregate Dollar Range of Equity in MuniYield Insured Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	Over $100,000
Joe Grills	None	Over $100,000
Herbert I. London	None	Over $100,000
André F. Perold	None	None
Roberta Cooper Ramo	None	$50,001 - $100,000
Robert S. Salomon, Jr.	None	None
Stephen B. Swensrud	None	None

I-5

Exhibit II

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of the 14th day of April, 2004, by and between MuniYield Insured Fund, Inc., a Maryland corporation (“MuniYield Insured”), and MuniInsured Fund, Inc., a Maryland corporation (“MuniInsured”).

PLAN OF REORGANIZATION

The reorganization is comprised of the following transactions: (1) MuniYield Insured will acquire substantially all of the assets and assume substantially all of the liabilities of MuniInsured in exchange solely for an equal aggregate value of newly issued shares of common stock, with a par value of $.10 per share, of MuniYield Insured (“MuniYield Insured Shares”) and (2) the subsequent distribution of the MuniYield Insured Shares (plus cash in lieu of any fractional shares) to MuniInsured stockholders in exchange for their shares of common stock, with a par value of $.10 per share, of MuniInsured, including shares of common stock of MuniInsured representing the Dividend Reinvestment Plan (“DRIP”) shares held in book deposit accounts of the holders of common stock of MuniInsured (“MuniInsured Common Stock”). The transactions described in this paragraph are collectively referred to as the “Reorganization.” MuniYield Insured together with MuniInsured are collectively referred to as the “Funds”. The Boards of Directors of MuniInsured and MuniYield Insured are referred to collectively herein as the “Boards” or singularly as the “Board” where applicable.

In the course of the Reorganization, stockholders of MuniInsured as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive MuniYield Insured Shares, (plus cash in lieu of any fractional shares) the aggregate net asset value which will equal the aggregate net asset value of the shares of MuniInsured owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), MuniYield Insured shall acquire substantially all of the assets of MuniInsured and assume substantially all of MuniInsured’s liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

Prior to the Closing Date, MuniInsured shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized to and including the Closing Date.

As promptly as practicable after the consummation of the Reorganization, the Board of MuniInsured shall take or shall cause such officers of MuniInsured to take such action as may be necessary to dissolve MuniInsured in accordance with the laws of the State of Maryland and to terminate MuniInsured’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, MuniYield Insured and MuniInsured hereby agree as follows:

1. Representations and Warranties of MuniInsured.

MuniInsured represents and warrants to, and agrees with MuniYield Insured that:

(a) MuniInsured is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of MuniInsured to MuniYield Insured and to carry out this Agreement. MuniInsured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) MuniInsured is duly registered under the 1940 Act, as a closed-end management investment company (File No. 811-5190), and such registration has not been revoked or rescinded and is in full force and effect. MuniInsured has elected and qualified at all times since its inception for the special tax treatment afforded

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regulated investment companies (“RICs”) under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending on the Closing Date.

(c) As used in this Agreement, the term “MuniInsured Investments” shall mean (i) the investments of MuniInsured shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(d) of this Agreement) furnished to MuniYield Insured pursuant to Section 9(b); and (ii) all other assets owned by MuniInsured or liabilities incurred by MuniInsured existing as of the Valuation Time.

(d) MuniInsured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) MuniYield Insured has been furnished with MuniInsured’s Annual Report to Stockholders for the year ended September 30, 2003. The financial statements appearing in such report, having been examined by Deloitte & Touche, LLP, independent public accountants, fairly present the financial position of MuniInsured as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(f) An unaudited statement of assets, liabilities and capital and an unaudited schedule of investments of MuniInsured, each as of the Valuation Time, will be furnished to MuniYield Insured at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Insured to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of MuniInsured as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniInsured, threatened against it which assert liability on the part of MuniInsured, which materially affect its financial condition or its ability to consummate the Reorganization. MuniInsured is neither charged with nor, to the best of the knowledge of MuniInsured, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business other than such investigations or violations that would not have a material adverse affect on MuniInsured.

(h) There are no material contracts outstanding to which MuniInsured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (n) below) or will not otherwise be disclosed to MuniYield Insured prior to the Valuation Time.

(i) MuniInsured is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) MuniInsured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, MuniInsured will advise MuniYield Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to MuniInsured.

(k) MuniInsured has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of MuniInsured have been adequately provided for on its books, and no tax deficiency or liability of MuniInsured has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) At both the Valuation Time and the Closing Date, MuniInsured will have full right, power and authority to sell, assign, transfer and deliver the MuniInsured Investments. At the Closing Date, subject only to the delivery of the MuniInsured Investments as contemplated by this Agreement, MuniInsured will have good and marketable

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title to all of the MuniInsured Investments, and MuniYield Insured will acquire all of the MuniInsured Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniInsured Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniInsured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(n) The registration statement filed by MuniYield Insured on Form N-14 relating to the MuniYield Insured Shares to be issued pursuant to this Agreement, which includes the proxy statement of MuniInsured with respect to the transactions contemplated herein and the prospectus of MuniYield Insured (together, the “Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended, collectively the “N-14 Registration Statement”), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to MuniInsured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniInsured for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(o) MuniInsured is authorized to issue 150,000,000 shares of common stock, par value $0.10 per share, each outstanding share of which is fully paid and nonassessable and has full voting rights.

(p) All of the issued and outstanding shares of MuniInsured Common Stock were offered for sale and sold in conformity with all applicable Federal and state securities laws.

(q) The books and records of MuniInsured made available to MuniYield Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniInsured.

(r) MuniInsured will not sell or otherwise dispose of any of the MuniYield Insured Shares to be received in the Reorganization, except in distribution to its stockholders and to pay cash in lieu of fractional shares as provided herein.

(s) MuniInsured has no plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(t) At or prior to the Closing Date, MuniInsured will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

2. Representations and Warranties of MuniYield Insured.

MuniYield Insured represents and warrants to, and agrees with, MuniInsured that:

(a) MuniYield Insured is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) MuniYield Insured is duly registered under the 1940 Act as a closed-end management investment company (File No. 811-6540), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield Insured has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

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(c) MuniInsured has been furnished with MuniYield Insured’s Annual Report to Stockholders for the year ended October 31, 2003. The financial statements appearing therein, having been examined by Ernst & Young, llp, independent public accountants, fairly present the financial position of MuniYield Insured as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America.

(d) An unaudited statement of assets, liabilities and capital of MuniYield Insured and an unaudited schedule of investments of MuniYield Insured, each as of the Valuation Time, will be furnished to MuniInsured at or prior to the Closing Date for the purpose of determining the number of shares of MuniYield Insured to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of MuniYield Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(e) MuniYield Insured has full power and authority to enter into and perform its obligations under this Agreement. Stockholders of MuniYield Insured are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield Insured, threatened against it which assert liability on the part of MuniYield Insured or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which MuniYield Insured is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniInsured prior to the Valuation Time.

(h) MuniYield Insured is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) MuniYield Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield Insured will advise MuniInsured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to MuniYield Insured.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield Insured of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(k) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, insofar as it relates to MuniYield Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield Insured for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(l) MuniYield Insured is authorized to issue 200,000,000 shares of capital stock, of which 2,200 shares have been designated as Series A Auction Market Preferred Stock (“AMPS”), 2,200 shares have been designated as Series B AMPS, 2,200 shares have been designated as Series C AMPS, 2,200 shares have been designated as

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Series D AMPS, 4,000 shares have been designated as Series E AMPS, 2,400 shares have been designated as Series F AMPS and 2,400 shares have been designated as Series G AMPS, and 199,982,400 shares have been designated as common stock, par value $0.10 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

(m) The MuniYield Insured Shares to be issued to MuniInsured and distributed to stockholders of MuniInsured pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield Insured will have any preemptive right of subscription or purchase in respect thereof.

(n) At or prior to the Closing Date, the MuniYield Insured Shares to be issued to MuniInsured and distributed to stockholders of MuniInsured on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of MuniInsured presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(o) At or prior to the Closing Date, MuniYield Insured will have obtained any and all regulatory, Board and other approvals, necessary to issue the MuniYield Insured Shares to MuniInsured for distribution to the stockholders of MuniInsured.

(p) The books and records of MuniYield Insured made available to MuniInsured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniYield Insured.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of MuniInsured, and to the other terms and conditions contained herein, MuniInsured agrees to convey, transfer and deliver to MuniYield Insured, and MuniYield Insured agrees to acquire from MuniInsured, on the Closing Date all of the MuniInsured Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of MuniInsured, in exchange solely for that number of shares of MuniYield Insured calculated in accordance with Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, MuniInsured will distribute all MuniYield Insured Shares, along with any cash in lieu of fractional shares received by it to its stockholders in exchange for their corresponding shares of MuniInsured. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield Insured in the amounts due the stockholders of MuniInsured based on their respective holdings in MuniInsured as of the Valuation Time.

(b) Prior to the Closing Date, MuniInsured shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized to and including the Closing Date.

(c) MuniInsured will pay or cause to be paid to MuniYield Insured any interest or dividends it receives on or after the Closing Date with respect to the MuniInsured Investments transferred to MuniYield Insured hereunder. (d) The Valuation Time shall be 4:00 p.m. New York time, on June 4, 2004, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(e) MuniYield Insured will acquire substantially all of the assets of, and will assume substantially all of the liabilities of, MuniInsured. The known liabilities of MuniInsured as of the Valuation Time shall be confirmed in writing to MuniYield Insured by MuniInsured pursuant to Section 1(j) of this Agreement.

(f) MuniYield Insured and MuniInsured, will jointly file any and all such other instruments, including Articles of Transfer, as may be required by the State Department of Assessments and Taxation of Maryland to effect the transfer of the MuniInsured Investments to MuniYield Insured.

(g) Following the distribution referred to in subparagraph 3(a) above, MuniInsured shall be dissolved by such action as may be necessary in accordance with the laws of the State of Maryland and will terminate its registration under the 1940 Act by filing a Form N-8F application for an order under Section 8(f) of the 1940 Act.

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4. Issuance and Valuation of MuniYield Insured Shares in the Reorganization.

Full shares of MuniYield Insured of an aggregate net asset value equal (to the nearest one ten thousandth of one cent) to the value of the assets of MuniInsured acquired, determined as hereinafter provided, reduced by the amount of liabilities of MuniInsured assumed by MuniYield Insured, shall be issued by MuniYield Insured in exchange for such assets of MuniInsured. The net asset value of MuniInsured and MuniYield Insured shall be determined as of the Valuation Time in accordance with the procedures described in the Proxy Statement and Prospectus and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Such valuation and determination shall be made by MuniYield Insured in cooperation with MuniInsured and shall be confirmed in writing by MuniYield Insured to MuniInsured. For purposes of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of that Fund and for MuniYield Insured the aggregate liquidation value of outstanding shares of AMPS is divided by the total number of shares of common stock of that Fund outstanding at such time.

MuniYield Insured shall issue its shares of common stock to MuniInsured and pay cash in lieu of any fractional shares by the opening of a stockholder account on the stock ledger records of MuniYield Insured registered in the name of MuniInsured. MuniInsured shall distribute MuniYield Insured Shares to its stockholders and pay cash in lieu of any fractional shares by indicating the registration of such shares in the name of MuniInsured’s stockholders in the amounts due such stockholders based on their respective holdings in MuniInsured as of the Valuation Time.

MuniYield Insured shall issue to MuniInsured separate certificates or share deposit receipts for the MuniYield Insured Shares, registered in the name of MuniInsured. MuniInsured then shall distribute the MuniYield Insured Shares to the holders of MuniInsured Common Stock by redelivering the certificates or share deposit receipts evidencing ownership of MuniYield Insured common stock to EquiServe Trust Company I.A., as the transfer agent and registrar for the MuniYield Insured common stock, for distribution to the holders of MuniInsured Common Stock on the basis of such holder’s proportionate interest in the aggregate net asset value of the common stock of MuniInsured. With respect to any MuniInsured stockholder holding certificates evidencing ownership of MuniInsured Common Stock as of the Closing Date and subject to MuniYield Insured being informed thereof in writing by MuniInsured, MuniYield Insured will not permit such stockholder to receive new certificates evidencing ownership to MuniYield Insured common stock, exchange MuniYield Insured common stock credited to such stockholder’s account for shares of other investment companies managed by Fund Asset Management, L.P. (“FAM”) or any of its affiliates or pledge to redeem such MuniYield Insured common stock in any case, until notified by MuniInsured or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of MuniInsured Common Stock or, in the event of lost certificates, posted adequate bond. MuniInsured, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of MuniInsured Common Stock or post adequate bond therefor.

Dividends payable to holders of record of shares of MuniYield Insured common stock, as of any date after the Closing Date and prior to exchange of certificates by any stockholder of MuniInsured shall be payable to such stockholder without interest; however, such dividends shall not be paid unless until such stockholder surrenders the stock certificates representing shares of common stock of MuniInsured for exchange.

No fractional shares of MuniYield Insured common stock will be issued to holders of MuniInsured Common Stock. In lieu thereof, MuniYield Insured’s transfer agent, EquiServe Trust Company I.A., will aggregate all fractional shares of MuniYield Insured common stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield Insured common stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing MuniInsured Common Stock.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to MuniInsured will be deducted from the assets of MuniInsured as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of MuniInsured to consider the Reorganization and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses directly attributable to MuniYield Insured are expected to include the expenses incurred in printing sufficient copies of MuniYield Insured’s Annual Report that will accompany the mailing of

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the Proxy Statement and Prospectus. The expenses of the Reorganization that are directly attributable to MuniYield Insured will be borne by its investment adviser, FAM. Certain other expenses of the Reorganization, including expenses in connection with obtaining the opinion of counsel with respect to certain tax matters, the preparation of this Agreement, Securities and Exchange Commission fees, stock exchange fees, rating agency fees, legal, transfer agent and audit fees, will be borne equally by MuniInsured and FAM.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of the Funds.

(a) MuniInsured agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of MuniYield Insured and MuniInsured that the holders of a majority of the shares of MuniInsured issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

(c) (i) MuniInsured agrees that following the Closing Date it will take such action as may be necessary to dissolve in accordance with the laws of the State of Maryland and will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that MuniInsured has ceased to be a registered investment company, and (ii) MuniInsured will not make any distributions of any MuniYield Insured Shares other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by MuniYield Insured, if any, and on and after the Closing Date shall not conduct any business except in connection with its termination.

(d) MuniYield Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. MuniInsured and MuniYield Insured agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) MuniInsured and MuniYield Insured each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, MuniYield Insured and MuniInsured agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield Insured agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of MuniInsured for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, MuniInsured shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to MuniInsured with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, MuniInsured shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that MuniInsured accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

(f) MuniInsured agrees to mail to its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

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(g) Following the consummation of the Reorganization, MuniYield Insured expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

(h) MuniYield Insured agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

(i) MuniYield Insured has no plan or intention to sell or otherwise dispose of the MuniInsured Investments, except for dispositions made in the ordinary course of business.

7. Closing Date.

(a) Delivery of the assets of MuniInsured to be transferred, together with any other MuniInsured Investments, and the MuniYield Insured Shares to be issued to MuniInsured, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by MuniInsured and MuniYield Insured, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any MuniInsured Investments, for any reason, are not transferable on the Closing Date, MuniInsured shall cause such MuniInsured Investments to be transferred to MuniYield Insured’s account with State Street Bank and Trust Company at the earliest practicable date thereafter.

(b) MuniInsured will deliver to MuniYield Insured on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the MuniInsured Investments delivered to MuniYield Insured hereunder.

(c) As soon as practicable after the close of business on the Closing Date, MuniInsured shall deliver to MuniYield Insured a list of the names and addresses of all of the stockholders of record of MuniInsured on the Closing Date and the number of shares of common stock of MuniInsured owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for MuniInsured or by its President.

8. Conditions of MuniInsured.

The obligations of MuniInsured hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the affirmative vote of the holders of a majority of the shares of common stock of MuniInsured issued, outstanding and entitled to vote thereon, and (ii) the Boards of Directors of MuniYield Insured and MuniInsured, including in each case a majority of the independent Directors; and that MuniYield Insured shall have delivered to MuniInsured a copy of the resolution approving this Agreement adopted by MuniYield Insured’s Board, certified by the Secretary of MuniYield Insured.

(b) That MuniYield Insured shall have furnished to MuniInsured a statement of MuniYield Insured’s assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on MuniYield Insured’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by MuniYield Insured’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniYield Insured since the date of MuniYield Insured’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That MuniYield Insured shall have furnished to MuniInsured a certificate signed by MuniYield Insured’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of MuniYield Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That MuniInsured shall have received an opinion or opinions of Sidley Austin Brown & Wood LLP, as counsel to MuniInsured and MuniYield Insured, in form and substance satisfactory to MuniInsured and dated the Closing Date, to the effect that (i) MuniYield Insured and MuniInsured are each corporations duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the MuniYield Insured Shares to be issued pursuant to this Agreement are duly authorized and, when issued and delivered

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pursuant to this Agreement against payment of the consideration set forth in the Agreement, will be validly issued and fully paid and nonassessable by MuniYield Insured, and no stockholder of MuniYield Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended and supplemented, of MuniYield Insured, or the by-laws, as amended, of MuniYield Insured or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by MuniYield Insured and MuniInsured, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate (A) any material provisions of the Articles of Incorporation, as amended and supplemented, of MuniYield Insured or of MuniInsured, the by-laws, as amended, of MuniYield Insured or of MuniInsured, or to the best of such counsel’s knowledge, Maryland law; or (B) any material provision of agreement (known to such counsel) to which either MuniYield Insured or MuniInsured is a party or by which either MuniYield Insured or MuniInsured is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) MuniInsured has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, MuniInsured will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by MuniYield Insured or MuniInsured of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws, if any; (vii) to such counsel’s knowledge, the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need to express no opinion); (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown by the 1933 Act and the rules promulgated thereunder; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither MuniYield Insured nor MuniInsured, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where such Fund has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against MuniYield Insured or MuniInsured, the unfavorable outcome of which would materially and adversely affect MuniYield Insured or MuniInsured; (xii) all corporate actions required to be taken by MuniYield Insured or MuniInsured to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of MuniYield Insured or MuniInsured; and (xiii) such opinion is solely for the benefit of MuniYield Insured and MuniInsured and their respective Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of MuniYield Insured or MuniInsured with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the due incorporation, valid existence and good standing of MuniYield Insured and MuniInsured.

(f) That MuniInsured shall have received a letter from Sidley Austin Brown & Wood llp, as counsel to MuniYield Insured, in form and substance satisfactory to MuniInsured and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to MuniYield Insured or MuniInsured required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement

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contained any untrue statement of a material fact or omitted to state any material fact relating to MuniYield Insured or MuniInsured necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to MuniYield Insured or MuniInsured contained or incorporated by reference in the N-14 Registration Statement or omitted therefrom; and (iii) such letter is solely for the benefit of the Directors and officers of MuniInsured and MuniYield Insured. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of MuniYield Insured and MuniInsured with regard to matters of fact.

(g) That MuniInsured shall have received an opinion of Sidley Austin Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer by MuniInsured of substantially all of the MuniInsured Investments to MuniYield Insured in exchange solely for MuniYield Insured Shares as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and each of MuniInsured and MuniYield Insured will be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to MuniInsured as a result of the transfer of its assets solely in exchange for MuniYield Insured Shares or on the distribution of these shares to its stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Insured on the receipt of assets of MuniInsured in exchange for MuniYield Insured Shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of MuniInsured on the receipt of MuniYield Insured Shares in exchange for their shares of MuniInsured, except to the extent that a stockholder receives cash in lieu of fractional shares of MuniYield Insured’s common stock; (v) in accordance with Section 362(b) of the Code, the tax basis of MuniInsured’s assets in the hands of MuniYield Insured will be the same as the tax basis of such assets in the hands of MuniInsured immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Insured Shares received by the stockholders of MuniInsured in the Reorganization will be equal, to the tax basis of the shares of MuniInsured surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the MuniYield Insured Shares will be determined by including the period for which such stockholder held the shares of MuniInsured exchanged therefor, provided, that such MuniInsured shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Insured’s holding period with respect to MuniInsured’s assets transferred will include the period for which such assets were held by MuniInsured; (ix) the payment of cash to common stockholders of MuniInsured in lieu of fractional shares of MuniYield Insured common stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that each common stockholder will have the short- or long- term capital gain or loss to the extent that the cash distribution received differs from the stockholder’s basis allocable to the MuniYield Insured fractional shares; (x) the taxable year of MuniInsured will end on the Closing Date and (xi) pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield Insured will succeed to and take into account certain tax attributes of MuniInsured, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by MuniYield Insured and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniInsured and its counsel.

(i) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield Insured or MuniInsured, be contemplated by the Commission.

(j) That MuniInsured shall have received from Ernst & Young, LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to MuniInsured, to the effect that (i) they are independent public accountants with respect to MuniYield Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by MuniInsured and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield Insured included in the N-14

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Registration Statement, and inquiries of certain officials of MuniYield Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MuniInsured and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to MuniYield Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of MuniYield Insured or from schedules prepared by officials of MuniYield Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to MuniInsured under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield Insured or would prohibit the Reorganization.

(l) That MuniInsured shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood llp, as counsel to MuniInsured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Conditions of MuniYield Insured.

The obligations of MuniYield Insured hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the Boards of Directors of MuniYield Insured and MuniInsured, in each case including a majority of the independent Directors and (ii) by the affirmative vote of the holders of a majority of the shares of common stock of MuniInsured issued, outstanding and entitled to vote thereon, and that MuniInsured shall have delivered to MuniYield Insured a copy of the resolution approving this Agreement adopted by MuniInsured’s Board, and a certificate setting forth the vote that MuniInsured’s stockholders obtained, each certified by the Secretary of MuniInsured.

(b) That MuniInsured shall have furnished to MuniYield Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments, all as of the Valuation Time, certified on MuniInsured’s behalf by MuniInsured’s President (or any Vice President) and its Treasurer, and a certificate signed by MuniInsured’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of MuniInsured since the date of MuniInsured’s most recent annual or semi-annual report to stockholders, as applicable, other than changes in the MuniInsured Investments since the date of such report or changes in the market value of the MuniInsured Investments.

(c) That MuniInsured shall have furnished to MuniYield Insured a certificate signed by MuniInsured’s President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of MuniInsured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and MuniInsured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That MuniYield Insured shall have received an opinion of Sidley Austin Brown & Wood llp, as counsel to MuniInsured and MuniYield Insured, in form and substance satisfactory to MuniYield Insured and dated the

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Closing Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as MuniYield Insured reasonably may deem necessary or desirable.

(f) That MuniYield Insured shall have received a letter from Sidley Austin Brown & Wood llp, as counsel to MuniInsured, in form and substance satisfactory to MuniYield Insured and dated the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as MuniYield Insured reasonably may deem necessary or desirable.

(g) That MuniYield Insured shall have received an opinion of Sidley Austin Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

(h) That MuniYield Insured shall have received from Deloitte & Touche, LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to MuniYield Insured, to the effect that (i) they are independent public accountants with respect to MuniInsured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniInsured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by MuniYield Insured and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniInsured included in the N-14 Registration Statement, and inquiries of certain officials of MuniInsured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by MuniYield Insured and MuniInsured and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniInsured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of MuniInsured or from schedules prepared by officials of MuniInsured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the assets to be transferred to MuniYield Insured shall not include any assets or liabilities which MuniYield Insured by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniInsured or MuniYield Insured, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to MuniInsured under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniInsured or would prohibit the Reorganization with respect to MuniInsured.

(l) That MuniYield Insured shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood llp, as counsel to MuniYield Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by MuniInsured and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield Insured.

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(n) That prior to the Closing Date, MuniInsured shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of MuniInsured) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of MuniYield Insured and MuniInsured; (ii) by the Board of MuniInsured if any condition of MuniInsured’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of MuniYield Insured if any condition of MuniYield Insured’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by August 31, 2004, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of MuniYield Insured and MuniInsured.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either MuniYield Insured and MuniInsured or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement, except for the obligation of each Fund to bear the expenses of the Reorganization as provided in Section 5(a).

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of Directors of each Fund has delegated to FAM the ability to make non-material changes to the transaction contemplated hereby if FAM deems it to be in the best interests of the Funds to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to MuniYield Insured and MuniInsured shall expire and terminate on the Closing Date and neither MuniYield Insured, MuniInsured nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of MuniYield Insured and MuniInsured to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of MuniInsured unless such terms and conditions shall result in a change in the method of computing the number of MuniYield Insured Shares to be issued to MuniInsured in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of MuniInsured prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless MuniInsured promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

(g) Prior to stockholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After stockholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (d) above.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant

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to Rule 145(c), MuniYield Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD IINSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE “FUND”) OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield Insured’s transfer agent with respect to such shares. MuniInsured will provide MuniYield Insured on the Closing Date with the name of any stockholder who is, to the knowledge of MuniInsured, an affiliate of MuniInsured on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed other than by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, as applicable, of each of MuniYield Insured and MuniInsured are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each of MuniYield Insured and MuniInsured.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MUNI YIELD INSURED FUND, INC.
	By:	/s/ DONALD C. BURKE Vice President and Treasurer
Attest:
/s/ Phillip S. Gillespie Secretary
MUNI INSURED FUND, INC.
	By:	/s/ DONALD C. BURKE Vice President and Treasurer
Attest:
/s/ Phillip S. Gillespie Secretary
:

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Exhibit III

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The `c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter `p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1“ for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1“ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2“ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3“ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

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Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

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BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

Fitch’s short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+“ and “F-1“ ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

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Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

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Exhibit IV

PORTFOLIO INSURANCE

Set forth below is further information with respect to the insurance policies (the “Policies”) that MuniYield Insured Fund, Inc. and MuniInsured Fund, Inc. (each, a “Fund” and collectively, the “Funds”) may obtain from several insurance companies with respect to insured Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

The Policies do not guarantee the market value of the insured Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all Municipal Bonds in a Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

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Exhibit V

Charter of the Audit Committee of the Board of Directors/Trustees For Exchange Listed Funds

Although the Audit Committee of an investment company also serves as a Nominating Committee, the following charter pertains only to each Audit and Nominating Committee’s duties as an Audit Committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof);

(c) each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, shall be responsible for:

(a) overseeing the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b) overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c) overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; and

(d) the appointment, compensation, retention, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors/Trustees relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

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III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c) to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d) to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e) to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g) to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i) to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(j) to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k) to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

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(l) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n) to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o) to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(p) to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s) to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u) to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(v) to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

V-3

(w) to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(x) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y) to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors/Trustees and to evaluate the performance of the Audit Committee on an annual basis; and

(z) to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors/Trustees reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors/Trustees reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors/Trustees are not members.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V-4

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Dated: May 23, 2000

Revised: March 19, 2001

Further Revised: October 29, 2002

Further Revised: November 21, 2003

V-5

Exhibit VI

CHARTER OF THE NOMINATING COMMITTEE

Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:
•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;
•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

VI-1

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

VI-2

STATEMENT OF ADDITIONAL INFORMATION

MUNIYIELD INSURED FUND, INC. 800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY 08543

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus dated April 16, 2004 of MuniYield Insured Fund, Inc. (the “Fund”) and MuniInsured Fund, Inc. (“MuniInsured”), which has been filed with the Securities and Exchange Commission (the Commission”) and can be obtained, without charge, by calling (609) 282-2800 or by writing to the Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

The Commission maintains a web site at http://www.sec.gov that contains the annual report of the Fund and MuniInsured, other material incorporated by reference herein, and other information regarding the Fund and MuniInsured.

TABLE OF CONTENTS

General Information	B-2
Financial Statements	B-2

The date of this Statement of Additional Information is April 16, 2004.

GENERAL INFORMATION

The stockholders of MuniInsured are being asked to approve the acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of MuniInsured by the Fund, in exchange solely for an equal aggregate value of shares of common stock of the Fund plus cash in lieu of fractional shares (the “Reorganization”). The Fund is a closed-end management investment company organized as a Maryland corporation. An Annual Meeting of the shareholders of MuniInsured to consider the Reorganization will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 19, 2004, at 9:00 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of MuniInsured should refer to the Proxy Statement and Prospectus.

FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a), pro forma financial statements reflecting consummation of the Reorganization have not been prepared since as of March 31, 2004, the net asset value of MuniInsured did not exceed 10% of the net asset value of the Fund.

MuniYield Insured Fund, Inc.

Audited financial statements and accompanying notes the Fund for the fiscal year ended October 31, 2003 and the independent auditor’s report thereon, dated November 24, 2003 are incorporated herein by reference from the Company’s Annual Report to shareholders, which accompanies this Statement of Additional Information.

MuniInsured Fund, Inc.

Audited financial statements and accompanying notes of MuniInsured for the fiscal year ended September 30, 2003 and the independent auditor’s report thereon, dated December 18, 2003 are incorporated herein by reference from MuniInsured’s Annual Report to shareholders, which accompanies this Statement of Additional Information.

B-2

(BULL LOGO)
Merrill Lynch Investment Managers

www.mlim.ml.com

MuniYield Insured Fund, Inc.

Annual Report
October 31, 2003

MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is
transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MuniYield Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock
capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of
$150 million available for investment in long-term municipal bonds.
If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the
Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common
Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's
Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse float-ers"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of
providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-
rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31,
2003, the percentage of the Fund's total net assets invested in inverse floaters was 15.79%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-
counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index.
With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the
12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior
performance within reasonable expectations for risk and return.
This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

(Terry K. Glenn)
Terry K. Glenn
President and Director

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

A Discussion With Your Fund's Portfolio Manager

We maintained a conservative stance throughout the period and focused on enhancing yield and preserving the Fund's net asset value in a highly volatile interest rate environment.

Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were
90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached
5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the
12-month period, long-term U.S. Treasury bond yields were 5.13%,
15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-
month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield
movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of
October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term
Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected
investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly
$400 billion in new securities, an increase of more than 12%
compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of
2002. This decline in supply helped support the tax-exempt market's recent performance.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield
Insured Fund, Inc. had a net annualized yield of 6.17%, based on a year-end per share net asset value of $15.36 and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.18%, based on a change in per share net asset value from $15.15 to $15.36, and assuming
reinvestment of $.948 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the total
investment return on the Fund's Common Stock was +1.88%, based on a change in per share net asset value from $15.57 to $15.36, and assuming reinvestment of $.474 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction
Market Preferred Stock had average yields of: 1.03% for Series A;
1.03% for Series B; 1.02% for Series C; .92% for Series D; .84% for
Series E; .74% for Series F; and .92% for Series G.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York
Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial
Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

For the year ended October 31, 2003, the Fund's return, based on net asset value, outperformed its comparable Lipper category of Insured
Municipal Debt Funds (Leveraged), which had an average return of
+6.72%. We focused on enhancing the Fund's dividend yield and preserving net asset value in what was a period of elevated
volatility. Over the past 12 months, 30-year municipal bond yields moved 53 basis points, yet ended the period at virtually the same level as one year ago.

What changes were made to the portfolio during the period?

Our dominant investment strategy was to purchase premium-coupon bonds maturing in the 20-year-25-year maturity range, with the focus on enhancing the Fund's dividend yield. We also increased the duration of the Fund by replacing our lower-yielding, shorter-
maturity derivative position with longer-maturity derivatives that offered a higher yield. To offset the price volatility associated with derivative securities, we made use of hedge positions. We also added some 25-year-30-year bonds to the portfolio to take advantage of the opportunities that accompanied the market volatility. The steepness of the municipal yield curve during the period made it advantageous to extend maturities and capture the incremental yield the longer maturities had to offer. Our view was that these bonds offered the best balance of risk and reward at the time of purchase.

In terms of leverage, the Fund's borrowing costs remained between
..75% and 1.25% during the fiscal year. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve
Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term
borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common
Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

Given the expected pickup in economic growth, which could be greater than initially anticipated, and the fact that the U.S. Treasury is expected to bring more than $100 billion in new financing in the fourth quarter, we have become more cautious toward the market. We anticipate that interest rates will move higher in the near term.
Amidst these conditions, we have shifted to a more defensive stance.
This involved raising our cash levels and increasing our hedge position to bring the duration of the Fund to a lower level. We believe that investment opportunities will present themselves at the end of the calendar year as municipalities rush to market with new transactions before the conclusion of their fiscal year.

We believe the Fund's dual strategy of seeking to enhance portfolio yield and reduce net asset value volatility remains a prudent approach in the near term as we continue to monitor economic conditions.

William R. Bock
Vice President and Portfolio Manager

November 12, 2003

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments                                                                                      (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value

Alaska--1.7%      AAA      Aaa      $ 3,695  Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)                 $    4,303
                  AAA      Aaa        6,185  Alaska State Housing Finance Corporation, Mortgage Revenue
                                             Bonds, AMT, Series C, 6% due 12/01/2031 (i)                              6,433
                  AAA      Aaa        5,145  Alaska State Housing Finance Corporation, Revenue Refunding Bonds,
                                             RITR, Series 2, 10.27% due 12/01/2024 (d)(i)(k)(m)                       5,509

Arizona--0.2%     NR*      Aaa        2,000  Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                             (Multi-Purpose Stadium Facility), Series A, 5.375% due
                                             7/01/2023 (i)                                                            2,121

California--      AAA      Aaa        8,300  California Infrastructure and Economic Development Bank, Bay
32.6%                                        Area Toll Bridges Revenue Bonds, First Lien, Series A, 5% due
                                             7/01/2025 (c)                                                            8,401
                  AAA      Aaa       16,500  California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (i)       17,623
                                             California State Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A:
                  AAA      Aaa       10,000     5.25% due 5/01/2020 (i)                                              10,670
                  BBB+     A3         3,675     5.375% due 5/01/2021                                                  3,785
                  AAA      Aaa       10,010     5.375% due 5/01/2022 (i)                                             10,586
                  AAA      Aaa       10,000  California State, GO, Refunding, 6% due 4/01/2017 (a)                   11,832
                  BBB      Aaa        5,000  California State, GO, Refunding, RIB, Series 471X, 9.67% due
                                             9/01/2024 (i)(k)                                                         5,480
                                             California State, Various Purpose, GO:
                  BBB      A3        10,000     5.25% due 11/01/2029                                                  9,888
                  BBB      A3        10,000     5.50% due 11/01/2033                                                 10,146
                  A-       A3         7,740  California Statewide Communities Development Authority, Health
                                             Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                             due 10/01/2023                                                           8,184
                  NR*      Aaa        5,000  Foothill-De Anza, California, Community College District, GO, RIB,
                                             Series 473X, 10.72% due 8/01/2030 (i)(k)                                 6,950
                  AAA      Aaa        4,000  Garden Grove, California, Community Development Agency, Tax
                                             Allocation Refunding Bonds (Garden Grove Community Project), 5%
                                             due 10/01/2025 (a)                                                       4,040
                                             Golden State Tobacco Securitization Corporation of California,
                                             Tobacco Settlement Revenue Bonds:
                  BBB      Baa2       3,000     Series A-2, 7.90% due 6/01/2042                                       3,087
                  BBB      Baa2       2,200     Series A-3, 7.875% due 6/01/2042                                      2,260
                  BBB      Baa2      11,100     Series A-4, 7.80% due 6/01/2042                                      11,346
                  BBB-     Baa1      27,500     Series B, 5.50% due 6/01/2033                                        26,640
                  AAA      Aaa       34,525     Series B, 5% due 6/01/2038 (a)                                       33,965
                  AAA      NR*       11,245  Los Angeles, California, Community College District, DRIVERS,
                                             Series 216, 9.645% due 8/01/2018 (i)(k)                                 13,605
                  AAA      Aaa        4,000  Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                             AMT, Series RI-7, 10.945% due 11/01/2026 (i)(k)                          4,954
                  AAA      NR*        6,265  Los Angeles, California, Unified School District, GO, DRIVERS,
                                             Series 261, 9.44% due 7/01/2022 (c)(k)                                   7,056
                  AAA      Aaa        4,000  Los Angeles, California, Wastewater System Revenue Refunding
                                             Bonds, Series A, 6% due 6/01/2021 (c)                                    4,707
                                             Los Angeles, California, Water and Power Revenue Bonds
                                             (Power System), Series B (g):
                  AAA      Aaa        3,365     5% due 7/01/2023                                                      3,435
                  AAA      Aaa        6,000     5% due 7/01/2025                                                      6,073
                  AAA      Aaa        3,315  North Orange County, California, Community College District, GO,
                                             Series A, 5% due 8/01/2023 (i)                                           3,384
                  AAA      Aaa       14,000  Orange County, California, Sanitation District, COP, 5% due
                                             2/01/2033 (c)                                                           14,053
                  AAA      Aaa        9,465  Port Oakland, California, Revenue Refunding Bonds, AMT,
                                             Series L, 5.375% due 11/01/2027 (c)                                      9,724
                  NR*      Aaa        6,000  Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 10.099% due 11/01/2021 (c)(k)                         6,671

Portfolio Abbreviations

To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (continued)                                                                          (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value
California                                   Sacramento, California, Municipal Utility District, Electric
(concluded)                                  Revenue Bonds, Series I (I):
                  AAA      Aaa      $   220     6% due 1/01/2004 (j)                                             $      226
                  AAA      Aaa          445     6% due 1/01/2024                                                        457
                                             San Diego, California, Unified School District, Election 1998, GO:
                  AAA      Aaa        3,945     Series D, 5.25% due 7/01/2022 (c)                                     4,170
                  AAA      Aaa        1,280     Series D, 5.25% due 7/01/2024 (c)                                     1,338
                  AAA      Aaa        1,100     Series E, 5% due 7/01/2026 (g)                                        1,112
                  AAA      Aaa        2,170     Series E, 5% due 7/01/2028 (g)                                        2,190
                  AAA      Aaa        6,000  San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                             6.60% due 5/01/2024 (a)                                                  6,277
                  AAA      Aaa        5,000  San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (g)                            5,406
                  AAA      Aaa        7,660  San Francisco, California, City and County Public Utilities
                                             Commission, Water Revenue Refunding Bonds, Series A, 5% due
                                             11/01/2027 (i)                                                           7,732
                  AAA      Aaa        6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project), 5.60% due
                                             8/01/2019 (i)                                                            7,636
                  AAA      Aaa        3,000  Santa Clara, California, Subordinated Electric Revenue Bonds,
                                             Series A, 5% due 7/01/2025 (i)                                           3,037
                  AAA      Aaa        3,000  Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                             Series A, 5.25% due 9/01/2016 (c)                                        3,326
                  AAA      Aaa        3,750  University of California General Revenue Refunding Bonds,
                                             Series A, 5% due 5/15/2024 (a)                                           3,804
                                             West Basin, California, Municipal Water District Revenue Refunding
                                             Bonds, COP, Series A (I):
                  AAA      Aaa        2,500     5% due 8/01/2024                                                      2,536
                  AAA      Aaa        3,000     5% due 8/01/2027                                                      3,030

Colorado--0.8%    AA       NR*        3,410  Boulder County, Colorado, Hospital Development Revenue Bonds
                                             (Longmont United Hospital Project), 6% due 12/01/2030 (f)                3,720
                  A1       VMIG1++    4,000  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                             VRDN, 1.10% due 5/01/2013 (a)(h)                                         4,000

Connecticut--     AAA      Aaa        5,730  Connecticut State HFA Revenue Bonds (Housing Mortgage Finance
0.6%                                         Program), AMT, Sub-Series A-2, 5.50% due 11/15/2022                      5,948

District of       AAA      Aaa        5,000  Metropolitan Washington, D.C. Airports Authority, Airport System
Columbia--0.5%                               Revenue Refunding Bonds, AMT, Series A, 5% due 10/01/2033 (c)            4,961

Florida--3.0%     NR*      Aaa        3,500  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                             due 7/01/2020 (a)                                                        3,701
                  AAA      Aaa       10,750  Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami
                                             International Airport), AMT, 5.375% due 10/01/2025 (c)                  11,076
                                             Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds:
                  A        A3         5,000     (Adventist Health System), 5.625% due 11/15/2032                      5,072
                  A-       A2         2,000     (Orlando Regional Healthcare), 5.75% due 12/01/2032                   2,041
                                             Palm Coast, Florida, Utility System Revenue Bonds (I):
                  AAA      Aaa        1,000     5% due 10/01/2023                                                     1,020
                  AAA      Aaa        1,000     5% due 10/01/2024                                                     1,016
                  AAA      Aaa        5,000     5% due 10/01/2033                                                     5,047

Georgia--0.7%     AAA      Aaa        6,765  Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                             Series EE, 6.40% due 1/01/2023 (a)                                       6,952

Hawaii--1.6%      AAA      Aaa        2,000  Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                     2,154
                  AAA      Aaa       12,845  Honolulu, Hawaii, City and County GO, Refunding, Series A, 5.25%
                                             due 3/01/2028 (i)                                                       13,273

Illinois--10.9%   AAA      Aaa       10,000  Chicago, Illinois, GO, Series C, 5% due 1/01/2035 (i)                    9,973
                  AAA      Aaa        2,350  Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                             6.25% due 1/01/2024 (i)                                                  2,416
                  AAA      Aaa       10,000  Chicago, Illinois, O'Hare International Airport, General Airport
                                             Revenue Bonds, Third Lien, AMT, Series B-2, 5.25% due 1/01/2027 (i)     10,165
                  AAA      Aaa       13,400  Chicago, Illinois, O'Hare International Airport, General Airport
                                             Revenue Refunding Bonds, Third Lien, AMT, Series C-2, 5.25% due
                                             1/01/2030 (g)                                                           13,599
                                             Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                             DRIVERS, AMT (k):
                  AAA      NR*        5,790     Series 212, 10.331% due 1/01/2016 (a)                                 6,664
                  AAA      NR*       13,115     Series 368, 10.57% due 7/01/2011 (i)                                 15,600
                  AAA      NR*        7,500     Series 369, 10.58% due 7/01/2011 (e)                                  8,783

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (continued)                                                                          (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value

Illinois          AAA      Aaa      $ 4,775  Chicago, Illinois, Public Building Commission, Building Revenue
(concluded)                                  Bonds (Chicago Transit Authority), 5.25% due 3/01/2023 (a)          $    4,968
                  AAA      Aaa        2,000  Chicago, Illinois, Water Revenue Bonds, Senior Lien, 5.50% due
                                             11/01/2018 (a)                                                           2,196
                  A1+      VMIG1++    6,500  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                             (Resurrection Health Care), VRDN, Series A, 1.15% due
                                             5/15/2029 (g)(h)                                                         6,500
                  AAA      Aaa       10,000  Illinois State, GO, First Series, 5.50% due 4/01/2016 (g)               11,010
                  NR*      Aa3        2,000  Illinois State Sales Tax Revenue Bonds, 6.125% due 6/15/2016             2,307
                  NR*      Aaa        6,035  McLean and Woodford Counties, Illinois, Community Unit, School
                                             District Number 005, GO, Refunding, 6.375% due 12/01/2016 (g)            7,135
                  AAA      NR*        2,400  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                             State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.13%
                                             due 6/15/2023 (i)(k)                                                     2,875

Indiana--2.3%     AAA      Aaa        2,400  Indiana State Vocational Technical College, Building Facilities
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             1/01/2005 (a)(j)                                                         2,595
                  AAA      Aaa       11,805  Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                             Series A, 5% due 6/01/2024 (g)                                          11,921
                  AAA      Aaa        7,000  Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                             Bonds (Waterworks Project), Series A, 5.125% due 7/01/2027 (i)           7,114

Kansas--2.5%      AAA      Aaa       20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (i)                                  21,164
                  A-       NR*        2,900  University of Kansas, Hospital Authority, Health Facilities
                                             Revenue Bonds (Kansas University Health System), 5.625% due
                                             9/01/2032                                                                2,968

Kentucky--0.4%    A1       VMIG1++    4,025  Kentucky Economic Development Finance Authority, Hospital
                                             Facilities Revenue Refunding Bonds (Baptist Healthcare), VRDN,
                                             Series C, 1.10% due 8/15/2031 (h)(i)                                     4,025

Louisiana--2.0%   AAA      Aaa        2,250  Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and Equipment
                                             Acquisition), Series A, 6.30% due 7/01/2030 (a)                          2,666
                  AAA      Aaa       15,700  New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                             Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                      16,223

Maryland--0.3%    NR*      Aa2        2,085  Maryland State Community Development Administration, M/F Housing
                                             Revenue Refunding Bonds (Department of Housing and Community
                                             Development), Series C, 6.65% due 5/15/2025 (d)(l)                       2,140
                  NR*      Aa2          695  Maryland State Community Development Administration, S/F Revenue
                                             Refunding Bonds (Department of Housing and Community Development),
                                             AMT, Second Series, 6.55% due 4/01/2026                                    720

Massachusetts--   AA-      Aaa        5,000  Massachusetts State, GO, RIB, Series 699X, 9.72% due 3/01/2020 (g)(k)    6,302
0.9%              AAA      Aaa        2,500  Massachusetts State, HFA, Housing Development Revenue Refunding
                                             Bonds, Series B, 5.40% due 12/01/2028 (i)                                2,563

Michigan--2.2%                               Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                             Bonds (Detroit Edison) Company Project), AMT (e):
                  AAA      Aaa        8,000     Series A, 5.50% due 6/01/2030                                         8,262
                  AAA      Aaa        5,000     Series C, 5.65% due 9/01/2029                                         5,205
                  NR*      VMIG1++    2,200  Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                             Project), VRDN, 1.10% due 4/15/2018 (a)(h)                               2,200
                  AAA      Aaa        5,000  Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                             AMT, Series CC, 6.55% due 6/01/2024 (i)                                  5,122

Minnesota--2.5%                              Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                             Commission, Airport Revenue Bonds (c):
                  AAA      Aaa        6,275     AMT, Series B, 6% due 1/01/2018                                       6,807
                  AAA      Aaa       10,000     Series A, 5.90% due 1/01/2029                                        10,996
                  AAA      Aaa        2,500     Sub-Series C, 5.50% due 1/01/2016                                     2,761
                  AAA      Aaa        2,500     Sub-Series C, 5.50% due 1/01/2017                                     2,749
                  AA+      Aa1          855  Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT, Series L,
                                             6.70% due 7/01/2020                                                        874

Missouri--0.3%    AAA      Aaa        2,800  Saint Louis, Missouri, Airport Revenue Bonds (Airport Development
                                             Program), Series A, 5.625% due 7/01/2019 (i)                             3,098

Nevada--9.2%                                 Clark County, Neveda, School District, GO:
                  AAA      Aaa       15,000     6% due 6/15/2006 (c)(j)                                              16,834
                  AAA      Aaa       10,830     Series A, 5.50% due 6/15/2018 (i)                                    11,932
                  AAA      Aaa        5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific Project),
                                             6.55% due 10/01/2013 (a)                                                 5,217
                  AAA      Aaa        3,000  Las Vegas New Convention and Visitors Authority Revenue Bonds,
                                             6% due 7/01/2019 (a)                                                     3,419
                  AAA      Aaa       20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A, 5.50%
                                             due 11/01/2025 (c)                                                      21,529
                  AAA      Aaa        3,130  Reno, Nevada, Capital Improvement Revenue Bonds, 5.50% due
                                             6/01/2019 (c)                                                            3,392

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (continued)                                                                          (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value

Nevada                                       Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
(concluded)                                  Pacific Power Company), AMT:
                  AAA      Aaa      $15,000     6.65% due 12/01/2017 (a)                                         $   15,293
                  AAA      Aaa        5,000     6.55% due 9/01/2020 (i)                                               5,206
                  AAA      Aaa        5,000  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)                     5,230

New Hampshire--   BBB+     Baa1       2,900  New Hampshire Health and Education Facilities Authority, Revenue
0.3%                                         Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022        2,880

New Jersey--      AAA      Aaa        6,600  New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
2.1%                                         Water), AMT, Series B, 5.125% due 4/01/2022 (a)                          6,715
                  NR*      Aaa        8,000  Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                             Series 353, 11.143% due 12/01/2014 (i)(k)                               10,167
                  BBB      Baa2       3,380  Tobacco Settlement Financing Corporation of New Jersey,
                                             Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                   2,768

New Mexico--0.4%  NR*      A2         1,635  New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Refunding Bonds (Student Loan Program), AMT, First
                                             Sub-Series A-2, 6.65% due 11/01/2025                                     1,637
                  AAA      NR*        1,520  New Mexico Mortgage Finance Authority, S/F Mortgage Revenue Bonds,
                                             AMT, Series C-2, 6.95% due 9/01/2031 (l)(m)                              1,642

New York--7.9%    AAA      Aaa       12,500  Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Refunding Bonds, Series B, 5.125% due
                                             7/01/2024 (a)(b)                                                        12,945
                  AAA      Aaa        8,740  Metropolitan Transportation Authority, New York, Transit
                                             Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                             7/01/2026 (b)(c)                                                         8,739
                  AAA      Aaa       25,830  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series FR-6, 9.995%
                                             due 6/15/2026 (i)(k)                                                    30,921
                  A        Aaa        5,920  New York City, New York, GO, RIB, Series 394, 10.472% due
                                             8/01/2016 (i)(k)                                                         7,649
                  A        A2         5,000  New York City, New York, GO, Series J, 5.50% due 6/01/2020               5,321
                  AAA      Aaa       10,000  Triborough Bridge and Tunnel Authority, New York, Revenue
                                             Refunding Bonds, 5% due 11/15/2032 (i)                                  10,079

North Dakota--    AAA      Aaa        2,500  Grand Forks, North Dakota, Health Care Facilities Revenue Bonds
0.7%                                         (United Hospital Obligated Group), 6.25% due 12/01/2024 (i)              2,684
                  NR*      Aa2        4,070  North Dakota State Housing Finance Agency, Home Mortgage Revenue
                                             Refunding Bonds (Housing Finance Program), AMT, Series A, 6.40%
                                             due 7/01/2020                                                            4,305

Ohio--4.4%                                   Cincinnati, Ohio, City School District, Classroom Facilities
                                             Construction and Improvement, GO (g):
                  AAA      Aaa       11,000     5% due 12/01/2024                                                    11,174
                  AAA      Aaa        8,300     5% due 12/01/2031                                                     8,372
                  AAA      Aaa       16,975  Franklin County, Ohio, Hospital Revenue Refunding Bonds (OhioHealth
                                             Corporation), Series C, 5% due 5/15/2033 (i)                            17,128
                  AAA      Aaa        5,000  Plain, Ohio, Local School District, GO, 5% due 12/01/2030 (c)            5,057

Oklahoma--2.0%                               Oklahoma State Industries Authority, Revenue Refunding Bonds (I):
                  AAA      Aaa       15,000     (Health System--Obligation Group), Series A, 5.75% due 8/15/2029     16,008
                  A1+      VMIG1++    3,300     (Integris Baptist), VRDN, Series B, 1.10% due 8/15/2029 (h)           3,300

Oregon--2.3%                                 Multnomah-Clackamas Counties, Oregon, Gresham-Barlo School
                                             District Number 10JT, GO (g):
                  AAA      Aaa        2,625     5.50% due 6/15/2016                                                   2,918
                  AAA      Aaa        2,525     5.50% due 6/15/2017                                                   2,794
                  AAA      Aaa        3,035     5.50% due 6/15/2018                                                   3,344
                  AAA      Aaa        3,140  Oregon State Department of Administrative Services, COP, Series A,
                                             6.25% due 5/01/2010 (a)(j)                                               3,771
                  NR*      Aaa        7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                             10.09% due 8/01/2020 (c)(k)                                              9,326

Pennsylvania--                               Pennsylvania State Public School Building Authority, School Lease
3.7%                                         Revenue Bonds (The School District of Philadelphia Project) (g):
                  AAA      Aaa        3,650     5% due 6/01/2029                                                      3,680
                  AAA      Aaa       10,000     5% due 6/01/2033                                                     10,060
                  AAA      Aaa       10,000  Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue
                                             Bonds, Sub-Series B, 5% due 12/01/2031 (i)                              10,086
                  AAA      Aaa        5,175  Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                             due 8/01/2021 (c)                                                        5,647
                  A-       NR*        5,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 1% due 12/01/2031                5,440

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (continued)                                                                          (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value

Rhode Island--    BBB      Baa2     $ 6,940  Tobacco Settlement Financing Corporation of Rhode Island,
0.6%                                         Revenue Bonds, Series A, 6.25% due 6/01/2042                        $    5,813

South Carolina--  NR*      A1         4,200  Spartanburg County, South Carolina, Solid Waste Disposal
0.5%                                         Facilities Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024        4,512

Tennessee--4.6%   NR*      VMIG1++   13,300  Blount County, Tennessee, Public Building Authority, Local
                                             Government Public Improvement Revenue Bonds, VRDN, Series A3A,
                                             1.14% due 6/01/2026 (a)(h)                                              13,300
                                             Sevier County, Tennessee, Public Building Authority Revenue
                                             Bonds, Local Government Public Improvement IV-I, VRDN (g)(h):
                  NR*      VMIG1++   11,500     Series 1, 1.14% due 6/01/2023                                        11,500
                  NR*      VMIG1++    3,000     Series B-6, 1.14% due 6/01/2020                                       3,000
                  NR*      VMIG1++    4,200     Series B-12, 1.14% due 6/01/2020                                      4,200
                                             Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                  AA       Aa2        1,795     6.05% due 7/01/2012                                                   1,898
                  AA       Aa2        2,250     6.15% due 7/01/2014                                                   2,369
                                             Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series A (g):
                  AAA      Aaa        4,135     5.25% due 7/01/2022                                                   4,232
                  AAA      Aaa        2,930     5.35% due 1/01/2026                                                   2,992

Texas--17.9%      A+       Aa3        9,000  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                             5.75% due 1/01/2032                                                      9,407
                  A1+      VMIG1++    2,900  Bell County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                             Series 2001-2, 1.10% due 8/15/2031 (h)(i)                                2,900
                  AAA      Aaa        1,880  Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                         2,035
                  AAA      Aaa        7,000  Brazos River Authority, Texas, Revenue Refunding Bonds (Houston
                                             Light and Power), Series A, 6.70% due 3/01/2017 (a)                      7,183
                  AAA      NR*       10,000  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                             DRIVERS, AMT, Series 353, 9.59% due 5/01/2011 (i)(k)                    10,700
                  AAA      NR*        6,750  Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                             Bonds, DRIVERS, AMT, Series 336Z, 9.84% due 11/01/2026 (c)(k)            7,308
                                             Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                             Bonds, Senior Lien, Series G (I):
                  AAA      Aaa        1,665     5.75% due 11/15/2019                                                  1,862
                  AAA      Aaa        3,500     5.75% due 11/15/2020                                                  3,893
                  AAA      Aaa       10,000     5.25% due 11/15/2030                                                 10,264
                  A1+      VMIG1++    6,890  Harris County, Texas, Health Facilities Development Corporation,
                                             Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                             1.15% due 10/01/2029 (h)(i)                                              6,890
                                             Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                             Senior Lien (g):
                  AAA      Aaa        9,000     5.375% due 8/15/2023                                                  9,492
                  AAA      Aaa       10,000     5% due 8/15/2030                                                     10,056
                                             Houston, Texas, Airport System Revenue Refunding Bonds (g):
                  NR*      Aaa       15,000     RIB, Series 845X, 9.98% due 7/01/2030 (k)                            16,646
                  AAA      Aaa        9,500     Sub-Lien, AMT, Series A, 5.70% due 7/01/2030                          9,899
                  AAA      Aaa        4,500  Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                             Junior Lien, Series A, 5.50% due 12/01/2017 (g)                          4,970
                  AAA      Aaa       11,795  Matagorda County, Texas, Navigation District Number 1, Revenue
                                             Refunding Bonds (Houston Light and Power Company), Series A,
                                             6.70% due 3/01/2027 (a)                                                 11,962
                  AAA      Aaa        4,975  Texas State Department of Housing and Community Affairs,
                                             S/F Mortgage Revenue Bonds, AMT, Series A, 5.45% due
                                             9/01/2023 (f)(i)                                                         5,084
                  AAA      Aaa        9,500  Texas State Turnpike Authority, Central Texas Turnpike System
                                             Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)            10,039
                  AAA      Aaa        4,000  Texas Technical University, Financing System Revenue Bonds,
                                             Seventh Series, 5.50% due 8/15/2019 (i)                                  4,329
                  AAA      Aaa       10,000  Travis County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds, RITR, Series 4, 10.273% due
                                             11/15/2024 (a)(k)                                                       13,625
                  AAA      Aaa       11,240  University of Houston, Texas, University Revenue Bonds, 5.50%
                                             due 2/15/2030 (i)                                                       11,852

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (continued)                                                                          (In Thousands)

                 S&P        Moody's   Face
State         Ratings+++  Ratings+++ Amount  Municipal Bonds                                                        Value

Utah--2.2%        A1       VMIG1++  $16,700  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                             1.10% due 11/01/2024 (a)(h)                                         $   16,700
                  AAA      Aaa        4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (c)                                                4,096

Vermont--0.2%     AAA      Aaa        1,710  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B, 6.30%
                                             due 11/01/2019 (g)                                                       1,809

Virginia--0.6%    AAA      Aaa        2,500  Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding
                                             Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%
                                             due 6/01/2028 (a)                                                        2,646
                  AAA      Aaa        2,505  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (i)                                  2,588

Washington--18.8% AAA      Aaa        3,030  Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                             5.45% due 7/01/2037 (a)                                                  3,095
                                             Chelan County, Washington, Public Utility District Number 001,
                                             Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT (I):
                  AAA      Aaa        6,595     Series B, 6.35% due 7/01/2026                                         7,483
                  AAA      Aaa        6,000     Series C, 5.65% due 7/01/2032                                         6,276
                                             Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                             (Columbia Generating), Series B (g):
                  AAA      Aaa        3,400     5.35% due 7/01/2018                                                   3,650
                  AAA      Aaa        4,625     6% due 7/01/2018                                                      5,246
                                             Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                             (Project Number 1) (I):
                  AAA      Aaa       10,000     Series A, 5.75% due 7/01/2017                                        11,162
                  AAA      Aaa       10,000     Series B, 6% due 7/01/2017                                           11,381
                                             Port Seattle, Washington, Revenue Bonds, Series A:
                  AAA      Aaa        3,500     5.50% due 2/01/2026 (i)                                               3,675
                  AAA      Aaa        3,450     Sub-Lien, 5% due 9/01/2024 (c)                                        3,472
                                             Port Seattle, Washington, Revenue Refunding Bonds (I):
                  AAA      Aaa        7,500     Series A, 5% due 7/01/2033                                            7,517
                  AAA      Aaa       19,565     Series B, AMT, 5.20% due 7/01/2029                                   19,759
                  AAA      Aaa       10,000  Radford Court Properties, Washington, Student Housing Revenue
                                             Bonds, 5.75% due 6/01/2032 (i)                                          10,829
                  AAA      Aaa        9,250  Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                             due 10/01/2024 (i)                                                      10,186
                                             Snohomish County, Washington, Public Utility District Number 001,
                                             Electric Revenue Bonds:
                  AAA      Aaa        1,500     5.50% due 12/01/2023 (g)                                              1,599
                  AAA      Aaa        5,000     (Generation System), AMT, Series B, 5.80% due 1/01/2024 (i)           5,132
                  AAA      NR*        3,750  Tacoma, Washington, Electric System Revenue Refunding Bonds, RIB,
                                             Series 512X, 10.16% due 1/01/2017 (g)(k)                                 4,614
                                             Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds,
                                             Series B (a):
                  AAA      Aaa        1,455     5.50% due 12/01/2007 (j)                                              1,668
                  AAA      Aaa        7,250     5.50% due 12/01/2019                                                  7,882
                  NR*      Aaa        7,965  Washington State, GO, RIB, Series 390, 10.61% due 1/01/2017 (g)(k)      10,137
                  AAA      Aaa        3,000  Washington State, GO, Series A, 5% due 7/01/2028 (c)                     3,019
                  AAA      Aaa        7,000  Washington State Health Care Facilities Authority Revenue Bonds
                                             (Providence Health System), Series A, 5.25% due 10/01/2021 (i)           7,200
                  AAA      Aaa       12,385  Washington State, Motor Vehicle Fuel Tax GO, Series B, 5% due
                                             7/01/2028 (c)                                                           12,463
                  AAA      Aaa       20,000  Washington State, Various Purpose, GO, Series A, 5.625% due
                                             7/01/2025 (i)                                                           21,311

West Virginia--   AAA      Aaa        4,425  Harrison County, West Virginia, County Commission for Solid Waste
0.7%                                         Disposal Revenue Bonds (Monongahela Power), AMT, Series C, 6.75%
                                             due 8/01/2024 (a)                                                        4,691
                  AAA      Aaa        2,100  West Virginia State Water Development Authority, Water Development
                                             Revenue Refunding Bonds (Loan Program), Series A-1, 5% due
                                             11/01/2026 (a)                                                           2,120

Wisconsin--2.1%   BBB      Baa2       2,375  Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                             Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                         2,062
                                             Wisconsin Public Power Inc., Power Supply System Revenue Bonds (I):
                  AAA      NR*        6,840     DRIVERS, Series 285, 10.12% due 7/01/2023 (k)                         8,574
                  AAA      Aaa        5,000     Series A, 6% due 7/01/2006 (j)                                        5,666
                  BBB+     NR*        3,395  Wisconsin State Health and Educational Facilities Authority
                                             Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                    3,400

                                             Total Municipal Bonds (Cost--$1,328,259)--147.2%                     1,403,764

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Schedule of Investments (concluded)                                                                          (In Thousands)

                                      Shares
                                       Held  Short-Term Securities                                                  Value

                                        131  Merrill Lynch Institutional Tax-Exempt Fund++++                     $      131

                                             Total Short-Term Securities (Cost--$131)--0.0%                             131

                  Total Investments (Cost--$1,328,390)--147.2%                                                    1,403,895
                  Unrealized Depreciation on Forward Interest Rate Swaps**--(0.1%)                                    (591)
                  Liabilities in Excess of Other Assets--(1.0%)                                                     (9,600)
                  Preferred Stock, at Redemption Value--(46.1%)                                                   (440,042)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  953,662
                                                                                                                 ==========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FHA Insured.

(e)XL Capital Insured.

(f)Radian Insured.

(g)FSA Insured.

(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(i)MBIA Insured.

(j)Prerefunded.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(l)GNMA Collateralized.

(m)FNMA Collateralized.

++Highest short-term rating by Moody's Investors Service, Inc.

++++Investments in companies considered to be an affiliate of the
Fund (such companies are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940) are as
follows:

                                               (in Thousands)
                                       Net          Dividend
Affiliate                            Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                      (42,015)          $183

+++Ratings of issues shown are unaudited.

*Not Rated.

**Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                               (in Thousands)
                                                   Unrealized
                                     Notional   Appreciation/
                                      Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.285%

Broker, J.P. Morgan Chase Bank
Expires January 2024                  $42,000        $   (78)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate of 4.378%

Broker, J.P. Morgan Chase Bank
Expires January 2024                  $55,000           (549)

Receive a variable rate equal to
3-Month USD LIBOR and pay a
fixed rate of 4.725%

Broker, J.P. Morgan Chase Bank
Expires January 2014                  $40,000             235

Receive a variable rate equal to
3-Month USD LIBOR and pay a
fixed rate of 4.913%

Broker, Morgan Stanley Capital
Services Inc.
Expires February 2014                 $25,000           (199)
                                                     --------
Total                                                $  (591)
                                                     ========

See Notes to Financial Statements.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Statement of Net Assets

As of October 31, 2003

Assets

               Investments, at value (identified cost--$1,328,390,449)                                      $ 1,403,895,496
               Cash                                                                                                  94,566
               Receivables:
                 Securities sold                                                          $    29,390,840
                 Interest                                                                      23,560,385
                 Dividends from affiliates                                                              3        52,951,228
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     13,324
                                                                                                            ---------------
               Total assets                                                                                   1,456,954,614
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps                                               591,154
               Payables:
                 Securities purchased                                                          61,090,041
                 Dividends to Common Stock shareholders                                           686,442
                 Investment adviser                                                               665,200
                 Swaps                                                                            102,000
                 Other affiliates                                                                   9,884        62,553,567
                                                                                          ---------------
               Accrued expenses                                                                                     105,929
                                                                                                            ---------------
               Total liabilities                                                                                 63,250,650
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,200 Series A Shares, 2,200 Series B Shares, 2,200 Series C Shares,
               2,200 Series D Shares, 4,000 Series E Shares, 2,400 Series F Shares
               and 2,400 Series G Shares of AMPS* issued and outstanding at $25,000
               per share liquidation preference)                                                                440,042,360
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   953,661,604
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (62,099,095 shares issued
               and outstanding)                                                                             $     6,209,910
               Paid-in capital in excess of par                                                                 869,788,780
               Undistributed investment income--net                                       $    14,405,500
               Accumulated realized capital losses on investments--net                       (11,656,479)
               Unrealized appreciation on investments--net                                     74,913,893
                                                                                          ---------------
               Total accumulated earnings--net                                                                   77,662,914
                                                                                                            ---------------
               Total--Equivalent to $15.36 net asset value per share of Common Stock
               (market price--$14.51)                                                                       $   953,661,604
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Statement of Operations

For the Year Ended October 31, 2003

Investment Income

               Interest                                                                                     $    75,754,144
               Dividends from affiliates                                                                            183,402
                                                                                                            ---------------
               Total income                                                                                      75,937,546
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     7,001,333
               Commission fees                                                                  1,133,676
               Accounting services                                                                346,804
               Transfer agent fees                                                                147,856
               Professional fees                                                                   83,496
               Custodian fees                                                                      69,144
               Directors' fees and expenses                                                        58,570
               Printing and shareholder reports                                                    55,241
               Listing fees                                                                        44,369
               Pricing fees                                                                        37,411
               Other                                                                               78,823
                                                                                          ---------------
               Total expenses before reimbursement                                              9,056,723
               Reimbursement of expenses                                                         (33,171)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 9,023,552
                                                                                                            ---------------
               Investment income--net                                                                            66,913,994
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                 14,488,371
               Change in unrealized appreciation on investments--net                                            (5,044,358)
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             9,444,013
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (4,678,286)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    71,679,721
                                                                                                            ===============

See Notes to Financial Statements.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Statements of Changes in Net Assets

                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                              2003               2002

Operations

               Investment income--net                                                     $    66,913,994   $    66,488,601
               Realized gain on investments--net                                               14,488,371         3,197,584
               Change in unrealized appreciation/depreciation on investments--net             (5,044,358)       (5,439,669)
               Dividends and distributions to Preferred Stock shareholders                    (4,678,286)       (6,798,062)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            71,679,721        57,448,454
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

               Investment income--net                                                        (58,869,942)      (59,023,643)
               Realized gain on investments--net                                                       --         (211,286)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to Common Stock shareholders                                                  (58,869,942)      (59,234,929)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends and distributions                                                          --         2,279,768
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                         12,809,779           493,293
               Beginning of year                                                              940,851,825       940,358,532
                                                                                          ---------------   ---------------
               End of year*                                                               $   953,661,604   $   940,851,825
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $    14,405,500   $    11,092,600
                                                                                          ===============   ===============

See Notes to Financial Statements.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++

Per Share Operating Performance

               Net asset value, beginning of year            $    15.15   $    15.18   $    14.16   $    13.64   $    16.28
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           1.08+++         1.07         1.08         1.09         1.10
               Realized and unrealized gain (loss)
               on investments--net                                  .16        (.04)         1.05          .57       (2.14)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.08)        (.11)        (.23)        (.29)        (.19)
                 Realized gain on investments--net                   --         --++           --           --         --++
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.06)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.16          .92         1.90         1.37       (1.29)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.95)        (.95)        (.88)        (.85)        (.90)
                 Realized gain on investments--net                   --         --++           --           --        (.02)
                 In excess of realized gain on
                 investment--net                                     --           --           --           --        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.95)        (.95)        (.88)        (.85)       (1.35)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    15.36   $    15.15   $    15.18   $    14.16   $    13.64
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    14.51   $    14.31   $    15.06   $    12.75   $   12.875
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                    8.19%        1.42%       25.49%        5.94%     (12.04%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 8.18%        6.52%       13.89%       11.06%      (8.42%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**              .94%         .97%         .98%         .99%         .94%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                    .95%         .97%         .98%         .99%         .94%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     6.99%        7.16%        7.34%        7.92%        7.26%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .49%         .73%        1.59%        2.13%        1.27%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       6.50%        6.43%        5.75%        5.79%        5.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement                .64%         .66%         .66%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .65%         .66%         .66%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.78%        4.86%        4.95%        5.22%        4.95%
                                                             ==========   ==========   ==========   ==========   ==========

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++     1999++++

Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.06%        1.53%        3.30%        4.11%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                    $  953,662   $  940,852   $  940,359   $  877,390   $  844,944
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of year
               (in thousands)                                $  440,000   $  440,000   $  440,000   $  440,000   $  440,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               114.05%       97.34%       99.00%      107.11%      121.88%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,167   $    3,138   $    3,137   $    2,994   $    2,920
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      270   $      364   $      833   $    1,051   $      745
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      273   $      364   $      842   $    1,051   $      675
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      268   $      360   $      849   $    1,063   $      752
                                                             ==========   ==========   ==========   ==========   ==========
               Series D--Investment income--net              $      247   $      348   $      825   $      986   $      637
                                                             ==========   ==========   ==========   ==========   ==========
               Series E--Investment income--net              $      240   $      352   $      790   $    1,048   $      640
                                                             ==========   ==========   ==========   ==========   ==========
               Series F--Investment income--net              $      274   $      359   $      860   $    1,010   $      664
                                                             ==========   ==========   ==========   ==========   ==========
               Series G--Investment income--net              $      304   $      545   $      799   $      992   $      661
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock
shareholders.

++Amount is less than $(.01) per share.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

See Notes to Financial Statements.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges.
Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price
(options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the
Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of
Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general
supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the
Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts.
Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is
subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the
Fund records a realized gain or loss in an amount equal to the value of the agreement.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Notes to Financial Statements (continued)

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security
transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between
financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $52,867 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund
Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned
subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003,
FAM reimbursed the Fund in the amount of $33,171.

For the year ended October 31, 2003, the Fund reimbursed FAM $32,712 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $1,533,510,562 and
$1,559,951,709, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

                                      Realized         Unrealized
                                Gains (Losses)     Gains (Losses)

Long-term investments           $   19,579,237     $   75,505,047
Financial futures contracts       (13,994,556)                 --
Forward interest rate swaps          8,903,690          (591,154)
                                --------------     --------------
Total                           $   14,488,371     $   74,913,893
                                ==============     ==============

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $75,583,323, of which $76,274,676 related to appreciated securities and $691,353 related to
depreciated securities. The aggregate cost of investments at
October 31, 2003 for Federal income tax purposes was $1,328,312,173.

4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of
Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, 1.07%; Series B, .88%; Series C, .81%; Series D,
..799%; Series E, .723%; Series F, .72%; and Series G, .80%.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the
end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $441,515 as commissions.

5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.079000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

                                    10/31/2003         10/31/2002

Distributions paid from:
   Tax-exempt income            $   63,548,228     $   65,763,321
   Ordinary income                          --            269,670
                                --------------     --------------
Total distributions             $   63,548,228     $   66,032,991
                                ==============     ==============

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net               $   14,295,853
Undistributed long-term capital gains--net                     --
                                                   --------------
Total undistributed earnings--net                      14,295,853
Capital loss carryforward                            (1,624,552)*
Unrealized gains--net                                64,991,613**
                                                   --------------
Total accumulated earnings--net                    $   77,662,914
                                                   ==============

*On October 31, 2003, the Fund had a net capital loss carryforward of $1,624,552, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the
difference between book and tax amortization methods for premiums and discounts on fixed income securities.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Report of Independent Auditors

To the Shareholders and Board of Directors
of MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of net assets of
MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. as of October 31,
2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States.

(Ernst & Young LLP)
MetroPark, New Jersey
December 18, 2003

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who
elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record
(or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such
participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the
equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the
Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases")
on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common
Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the
participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan
Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the
Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-
market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan
Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the
acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan
Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Automatic Dividend Reinvestment Plan (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as
representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the
Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash
distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the
Plan. There is no direct service charge to participants in the Plan;
however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the
Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director

Interested Director

Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,              Director     and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        1992 to  Funds since 1999; Chairman (Americas
Age: 63                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              from 1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.

*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as
described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until
December 31 of the year in which they turn 72. As Fund President,
Mr. Glenn serves at the pleasure of the Board of Directors.

Independent Directors*

James H. Bodurtha       Director     2002 to  Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.

Joe Grills              Director     1994 to  Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since 1992
                                              and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment Advisory
                                              Committee of the Virginia Retirement System
                                              since 1998 and Vice Chairman thereof since
                                              2002; Director, Montpelier Foundation since
                                              1998 and Vice Chairman thereof since 2000;
                                              Member of the Investment Committee of the
                                              Woodberry Forest School since 2000; Member
                                              of the Investment Committee of the National
                                              Trust for Historic Preservation since 2000.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length                                                 Fund Complex   Directorships
                        Held         Of Time                                                Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years   Director       Director

Independent Directors* (concluded)

Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.

Andre F. Perold         Director     2002 to  George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                        present  Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the
Age: 51                                       Board, UNX, Inc. since 2003; Director,
                                              Sanlam Limited and Sanlam Life since
                                              2001; Director, Genbel Securities and
                                              Gensec Bank since 1999; Director,
                                              Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from
                                              2000 to 2001; Director, Sanlam
                                              Investment Management from 1999 to
                                              2001; Director, Quantec Limited from
                                              1991 to 1999.

Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and
NJ 08543-9095                                 Chairman of the Board since 2000;
Age: 61                                       Director of ECMC, Inc. since 2001.

Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management since 1994;       40 Funds       None
P.O. Box 9095                        present  Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66

Stephen B. Swensrud     Director     1992 to  Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.

*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Officers and Directors (unaudited)(concluded)

                        Position(s)  Length
                        Held         Of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years

Fund Officers

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    1999 to
Age: 43                              present

Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52

John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39

William R. Bock         Vice         1993 to  Vice President of MLIM since 1989.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 67

Brian D. Stewart        Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                        present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34

* Officers of the Fund serve at the pleasure of the Board of
Directors.

Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYI

MUNIYIELD INSURED FUND, INC., OCTOBER 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website
http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your
e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIINSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MuniInsured Fund, Inc. (the “Fund”) held of record by the undersigned on March 12, 2004 at the Annual Meeting of Stockholders of the Fund to be held on May 19, 2004, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Item 1 and Item 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

You may also vote your shares by touch-tone phone by calling 1-866-800-7593 or through the Internet at www.proxyvote.com.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1.	Election of Class III Directors to Serve until the 2007 Annual Meeting	For All |_|	Withhold All |_|	For All Except |_|

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
Director Nominee
01) Herbert I. London
02) André F. Perold
03) Robert S. Salomon, Jr.	__________________________________

2.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniYield Insured Fund, Inc.

FOR |_| AGAINST |_| ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_________________________________________________

X _____________________________________________________
                               Signature

X _____________________________________________________
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

PART C
OTHER INFORMATION

Item 15. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant’s Articles of Incorporation, filed as Exhibit 1(a) hereto; Article VI of the Registrant’s By-Laws, filed as Exhibit 2 hereto, and the Investment Advisory Agreement, a form of which is filed as Exhibit 6 hereto, provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant’s Common Stock, a form of which is filed as Exhibit 7(a) hereto, and (ii) Section 7 of the Purchase Agreement relating to the Registrant’s AMPS, a form of which is filed as an Exhibit 7(b) hereto, for provisions relating to the indemnification of the underwriter.

Item 16. Exhibits.

1(a)	—	Articles of Incorporation of the Registrant.(a)
(b)	—	Articles of Amendment to the Articles of Incorporation of the Registrant.(a)
(c)	—	Form of Articles Supplementary creating the Series A, Series B, Series C, Series D and Series E Auction Market Preferred Stock of the Registrant.(b)
(d)	—	Form of Articles Supplementary creating the Series F and Series G Auction Market Preferred Stock of the Registrant.(c)
2	—	By-Laws of the Registrant.(d)
3	—	Not Applicable.
4	—	Form of Agreement and Plan of Reorganization between the Registrant and MuniInsured Fund, Inc. (included in Exhibit II to the Joint Proxy Statement and Prospectus contained in this Registration Statement)
5(a)	—	Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation and the By-Laws of the Registrant.(e)
(b)	—	Form of specimen certificate for the common stock of the Registrant.(d)
6	—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P.(d)
7(a)	—	Form of Purchase Agreement for the common stock.(d)
(b)	—	Form of Merrill Lynch Standard Dealer Agreement.(a)
8	—	Not applicable.
9	—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company (“State Street”).( )
10	—	Not applicable.
11	—	Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant.
12	—	Tax Opinion of Sidley Austin Brown & Wood LLP, tax counsel for the Registrant.(f)
13(a)	—	Form of Registrar, Transfer Agency and Service Agreement between the Registrant and Equiserve Trust Company, I.A.(g)
(b)	—	Form of Agreement of Resignation, Appointment and Acceptance among the Registrant, IBJ Whitehall Banks Trust Company and BONY.(g)
(c)	—	Form of Broker-Dealer Agreement.(b)

C-1

(d)	—	Form of Letter of Representations.(b)
14(a)	—	Consent of Ernst & Young, LLP, independent auditors for the Registrant.
(b)	—	Consent of Deloitte & Touche, LLP, independent auditors for MuniInsured Fund, Inc.
15	—	Not applicable.
16	—	Power of Attorney.(h)
17	—	None.

(a)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 relating to the Registrant's Common Stock (File Nos. 33-45058 and 811-06540) (the “Common Stock Registration Statement”).
(b)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 relating to the Auction Market Preferred Stock, (File Nos. 33-46025 and 811-06540).
(c)	Incorporated by reference to Exhibit 1(d) to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File Nos. 333-07823 and 811-06540), filed on August 21, 1996.
(d)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Common Stock Registration Statement.
(e)	Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant’s Articles of Incorporation, filed as Exhibit 1(a) hereto, and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-Laws filed as Exhibit 2 hereto.
(f)	To be filed by amendment to this Registration Statement.
(g)	Incorporated by reference to Exhibit 13(c) to the Registration Statement on Form N-14 of MuniYield Fund, Inc. (File No. 333-65242), filed on September 14, 2001.
(h)	Previously filed on March 9, 2004 with the Registrant's Registration Statement on Form N-14 (File Nos. 333-113433 and 811-06540).

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

C-2

SIGNATURES

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 15th day of April, 2004.

MUNIYIELD INSURED FUND , INC . (Registrant)
By:	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA * (James H. Bodurtha)	Director

JOE GRILLS * (Joe Grills)	Director

HERBERT I. LONDON * (Herbert I. London)	Director

ANDRÉ F. PEROLD * (André F. Perold)	Director

ROBERTA C. RAMO * (Roberta C. Ramo)	Director

ROBERT S. SALOMON , JR .* (Robert S. Salomon, Jr.)	Director

STEPHEN B. SWENSRUD * (Stephen B. Swensrud)	Director

*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		April 15, 2004

C-3

EXHIBIT INDEX

Description
11	—	Opinion of Sidley Austin Brown & Wood, LLP, Counsel for the Registrant.
14(a)	—	Consent of Ernst & Young LLP, independent auditors for the Registrant.
14 (b)	—	Consent of Deloitte & Touche LLP, independent auditors for MuniInsured Fund, Inc.